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                                                         ANNUAL REPORT

August 31, 1996

                Neuberger&Berman
                EQUITY FUNDS -Registered Trademark-

Neuberger&Berman
       FOCUS FUND

Neuberger&Berman
       GENESIS FUND

Neuberger&Berman
       GUARDIAN FUND

Neuberger&Berman
       INTERNATIONAL FUND

Neuberger&Berman
       MANHATTAN FUND

Neuberger&Berman
       PARTNERS FUND

Neuberger&Berman
       SOCIALLY RESPONSIVE FUND

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER            4

    PORTFOLIO MANAGERS'
    COMMENTARY
Focus Fund                       6
Genesis Fund                     9
Guardian Fund                   12
International Fund              15
Manhattan Fund                  18
Partners Fund                   21
Socially Responsive
 Fund                           23

    GROWTH OF A DOLLAR
    CHARTS
      COMPARISON OF A
      $10,000
      INVESTMENT
Focus Fund                      25
Genesis Fund                    26
Guardian Fund                   27
International Fund              28
Manhattan Fund                  29
Partners Fund                   30
Socially Responsive
 Fund                           31

    FINANCIAL
    STATEMENTS                  32

    FINANCIAL
    HIGHLIGHTS
      PER SHARE DATA
Focus Fund                      44
Genesis Fund                    45
Guardian Fund                   46
International Fund              47
Manhattan Fund                  48
Partners Fund                   49
Socially Responsive
 Fund                           50

    REPORT OF
    INDEPENDENT
   ACCOUNTANTS/AUDITORS         53

    THE PORTFOLIOS

    SCHEDULE OF
    INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Focus Portfolio                 55
Genesis Portfolio               57
Guardian Portfolio              60
International Portfolio         64
Manhattan Portfolio             69
Partners Portfolio              71
Socially Responsive
 Portfolio                      74

    FINANCIAL
    STATEMENTS                  78

    FINANCIAL
    HIGHLIGHTS                  93

    REPORT OF
    INDEPENDENT
   ACCOUNTANTS/AUDITORS         97

    DIRECTORY                  100

    OFFICERS AND
    TRUSTEES                   101

CHAIRMAN'S LETTER                                                August 31, 1996

Dear Fellow Shareholder,
  When we reported to you last year, the stock market was enjoying broad gains -- across big companies and small, from one industry to another.
  Late in 1995, however, the general bullishness started to wane. Cautious investors feared a slowing economy and took flight to safety -- favoring blue-chip stocks selling at high multiples.
  Early in 1996, the fears of recession were eclipsed by fears of an overheating economy. In February, the government reported much higher-than-expected growth in employment. This created uncertainty in the markets, renewing speculation of future interest rate hikes. In this volatile context, Wall Street sentiment shifted toward fast-growing smaller companies.
  Not for long, though. In July, when a number of high-tech companies reported lower-than-expected quarterly earnings, the market got battered badly. Scores of issues hit lows for the year, and the terrific gains earned just months earlier were erased.
  Fortunately, calm was restored in August. Economic reports indicated that earlier anxieties about inflation were unwarranted, and as we are writing to you today, the market appears to be reaching new highs once again.
  In the following letters, our portfolio managers will explain why they have outperformed or underperformed the market indices. In broad strokes, here is the key explanation:

  / / In the last quarter of 1995, Wall Street favored high-multiple blue chips -- stocks that few of our primarily value-oriented equity fund managers hold. This underweighting adversely affected some of our funds' performance.

  Despite these temporary setbacks, we remain committed to our primarily value-oriented investment approach. It's a strategy that has produced consistent long-term results for almost half a century (though, of course, past performance is no guarantee of future results).
  In fact, it's heartening to us that even with the current volatility, investor interest in our funds has continued to grow. On August 31,

1995, our equity and income shareholders had entrusted us with $10.7 billion. Only a year later, that amount has grown to $13.2 billion -- a 23.4% jump and one of the biggest increases in our history.
  We remain confident in the long-term performance of our mutual funds and thank you for your continued support.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Funds

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Fund

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation by investing principally in common stocks selected from 13 leading sectors of the economy believed to offer the greatest potential for capital growth.

Dear Fellow Shareholder,
  For the fiscal year ended August 31, 1996, Focus' net asset value increased 3.70%. After the sharp gains of last year, the increases in both the overall stock market and the Fund have moderated somewhat this year. This is not unusual.
  Focus' performance in fiscal 1996 did not match that of the benchmark we measure ourselves against, the Standard & Poor's "500".* (See page 25 for a comparison of a $10,000 investment and average annual returns as of August 31,
1996). This was due to two basic factors. In the first place, over the last 9 to 12 months, investors have grown increasingly nervous about exposing themselves to an uncertain economy. Earnings disappointments in individual companies have been met with instant and significant price declines, and with the economy perceived to be in a decelerating trend, investors have sought protection against this by buying those stocks thought to be immune to any economic slowdown. Therefore, the stocks of companies in such industries as pharmaceuticals, soft drinks, food and household products have done relatively better than the market overall. Because of their valuations, these names are unattractive to value investors such as ourselves. These stocks have accounted for a disproportionate amount of the increase in the S&P, and not owning them has been detrimental to our relative performance.
  The other factor was the underperformance of two of our larger sectors: technology and health care. In each case the primary culprit has been earnings disappointments; but in both industries we think the reaction has been both overdone in terms of stock price declines and

----------------------------------------------------------------------
          Focus Fund (Cont'd)
overdramatized in terms of its implications. We believe technology will be an ever-increasing part of the economy in the years to come and its future is extremely bright. As value managers, we do not often get a chance to buy stocks in high-growth industries at attractive P/E ratios, and when we do, we take advantage of the opportunity. Similarly, our holdings in health care, which are all HMO stocks, have been held back by some earnings shortfalls which we believe are temporary. Two facts are central to our HMO investment thesis: one, the percentage of the population enrolled in HMOs continues to increase steadily and dramatically, and two, the managements of virtually all the companies in the industry are addressing the problem of insufficient rates, which was the cause of recent earnings disappointments.
  We focus on these two areas of under-performance for two reasons. First, we believe in being candid with our shareholders, and second, it is indicative of how we run the Portfolio. Our adherence to the value discipline is total, and to get above-average companies at below-average valuations means we must often buy companies when their fortunes are perceived to be diminished and their stocks are out of favor. This approach has served us well over time as evidenced by Focus' average annual return since August 31, 1991 of 15.90%, comfortably ahead of the S&P's return of 13.59% over the same five-year period.
  Of the six sectors we are focused on at the present time, financial services remains our largest. We continue to find both individual stocks, such as CITICORP and Fannie Mae, and whole industries, such as the credit card business, that we think offer earnings prospects much superior to the market while selling at significant valuation discounts. As the three of us look at our holdings, we like what we see. Our overall valuation level is lower than that of virtually all other mutual funds, yet the earnings growth rates of our stocks are well above average. This combination has been a winning strategy in the past; we are sticking with it. Of course, past performance is no guarantee of future results.

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          Focus Fund (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman Focus Fund, and we look forward to keeping you informed about your Fund.

Sincerely,

  /s/ Kent Simons          /s/ Lawrence Marx III          /s/ Kevin Risen
    Kent Simons              Lawrence Marx III              Kevin Risen
                           Portfolio Co-Managers

The composition, industries and holdings of the Fund are subject to change. Focus Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Before November 1, 1991, the investment policies of Neuberger&Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current policies.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Fund

   OBJECTIVE AND STRATEGY
   Seeks capital appreciation by investing primarily in common stocks of companies with small-market capitalizations ("small-cap").

Dear Fellow Shareholder,
  For the fiscal year ended August 31, 1996, Genesis Fund had a return of 21.32% -- comparing favorably with both the general market's unmanaged Standard & Poor's "500" Stock Index (up 18.70%) and the small-cap market's unmanaged Russell 2000 Index (up 10.82%) (see page 26 for comparison of a $10,000 investment and average annual total returns as of August 31, 1996).*
  Over the fiscal year, the Fund registered gains across a wide variety of industry sectors. Energy stocks performed notably well as a group, following higher gas and oil prices which encouraged increased drilling activity. Oil service companies including Smith International and Oceaneering International showed strong revenue and earnings growth. Interest-rate-sensitive stocks, such as those of banks and insurance companies, were weaker as rates began to rise during 1996.
  This year's strong results demonstrate that attractive investments can still be found among less glamorous, little-known small-cap issues that do not command premium prices. Too many investors, we believe, focus only on the high-tech companies among small-cap issues and ignore opportunities that can be found in more mundane industries. Such businesses are a safer investment because the greater the growth expectations, the greater the risk of disappointment.
  Following are a few examples of stocks that demonstrate Genesis Fund's "boring is beautiful" philosophy:

  / / BMC Industries.
  BMC, the portfolio's largest holding, manufactures low-cost aperture masks that are used for color televisions and computer monitors, as well as eyewear lenses. Since 1991, reported earnings have grown at an annually compounded rate of 24%, and earnings from existing operations have grown even more, over 30% annually.

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          Genesis Fund (Cont'd)

  We are pleased that a shift in demand to larger aperture masks and to polycarbonate lenses -- both of which have superior profit margins -- is spurring rapid earnings growth. Expanded capacity for aperture masks is also benefiting cash flow.
  Thanks to enlarged capacity and a more profitable product mix, we believe earnings for BMC Industries show promise over the next two years. Investors have increasingly recognized the company's growth potential, and BMC's stock price has appreciated in value.

  / / Texas Industries.
  One of the lowest-cost producers of cement and steel, as well as a major manufacturer of aggregates and related building materials, Texas Industries
(TXI) is benefiting from strong demand and tight supply conditions in its main business lines.
  TXI is using its healthy cash flow to reduce its debt, buy back its stock, and consider possible acquisitions. TXI's balance sheet has improved substantially from several years ago and currently shows a modest 31% debt-to-capitalization ratio. Return on equity has risen above 18%, and it is our belief that it will continue to go up.

  / / DH Technology.
  DH Technology designs and manufactures transaction printers, bar-code printers, and other equipment. It has successfully introduced new products since 1995, and the new sales have helped quarterly revenues and earnings to grow over 20%. We believe these gains should continue, with improving margins.
  We are pleased with the company's excellent balance sheet showing that DH Technology has no debt. The company expects to have approximately $35 million in cash at the end of this quarter. Currently, the company is considering using its excess cash flow to make possible acquisitions.

----------------------------------------------------------------------
          Genesis Fund (Cont'd)

  These are just a few examples of the little-known companies that have performed strongly over the past fiscal year. We will continue in our search for further "undiscovered gems" in the future, and we look forward to keeping you informed about the Fund.

Sincerely,

/s/ Judith Value

Judith Vale
Portfolio Manager

The risks involved in seeking capital appreciation from investments principally in companies with small market capitalizations are set forth in the prospectus.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity; the Russell 2000 Index is an unmanaged index generally considered to be representative of small-cap stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The
Portfolio invests in many securities not included in the above-described indices.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Fund

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation and, secondarily, current income. It invests primarily in long-established, high-quality companies, considering factors such as low price-to-earnings ratios, strong balance sheets, and consistent earnings.

Dear Fellow Shareholder,
  After the unusually high returns of 1995, some diminution in 1996 in both the overall stock market and in the Fund is not out of the ordinary. On the other hand, it has been frustrating to us to have the Fund's performance lag that of our traditional benchmark, the Standard & Poor's "500" (S&P).* Guardian's return for the fiscal year was 5.27% versus 18.70% for the S&P "500". (See page 27 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996).
  There were two primary reasons for this. Firstly, we did not own the large capitalization consumer non-durable stocks that accounted for a significant part of the S&P "500's" advance. These stocks, such as Coca-Cola, Gillette and Johnson & Johnson, have been aggressively sought by investors seeking to isolate themselves from any earnings disappointments that a slowdown in the economy might bring. In the process, these issues have been bid up to levels that we find unattractive, and therefore -- while we have owned many of these stocks in the past -- we own virtually none now.
  Secondly,  two of our larger areas of  emphasis -- technology and managed care
(HMOs) -- were out of favor for much of the fiscal year. Both sectors were hurt by earnings disappointments in several companies which investors extrapolated to all companies in the business and, moreover, assumed to be long lasting. As a result, the price declines in these sectors hampered our overall performance, but at the same time caused the stocks to reach valuation measures which we found compelling. Therefore we have gradually increased our holdings in these areas

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          Guardian Fund (Cont'd)
throughout the year. We think that technology will be an increasing force in the economy for many years to come and will experience above-average growth as a result. As value managers, we do not often get the chance to buy companies in high-growth industries at below-average P/E ratios, but when we do, we take advantage of the opportunity. Similarly, in the HMO industry, overly aggressive pricing by some companies last year caused earnings disappointments this year, which some investors assumed to be more lasting than we do. The percentage of the population enrolled in HMOs has been increasing rapidly for many years and shows no sign of abating, and we believe that this remains a high-growth industry. Therefore, as in the case of technology, when presented with the opportunity to buy above-average earnings prospects at below-average P/E ratios, we took advantage of it.
  Since its inception, Guardian has been managed using the value investing approach. In order to buy companies with above-average earnings prospects at below-average P/E ratios, we are often seeking either companies or industries that are out of favor with most investors. This is the case in the examples cited above. While this can be a wearing experience for your fund managers, over the life of the Fund it has been a rewarding experience for its shareholders.
Since its inception (June 1, 1950), its average annual return of 12.92% has exceeded that of the S&P's 12.31%. Given that our approach has worked for over forty years, we are inclined to stick with it. Of course, past peformance is no guarantee of future results.
  As of this writing, our valuation level (as measured by the overall price-earnings ratio) is lower than that of over 95% of all equity mutual funds in the U.S. At the same time, the return on equity and earnings growth rate of the holdings are above average. This combination of low valuations and high returns is what has produced superior long-term results. As the three of us look at our holdings today, we like what we see, and we believe the strategy will be successful.

----------------------------------------------------------------------
          Guardian Fund (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman Guardian Fund, and we look forward to keeping you informed about your Fund.

Sincerely,

  /s/ Kent Simons          /s/ Lawrence Marx III          /s/ Kevin Risen
    Kent Simons              Lawrence Marx III              Kevin Risen
                           Portfolio Co-Managers

The composition, industries and holdings of the Fund are subject to change. Guardian Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          International Fund

   OBJECTIVE AND STRATEGY
   Seeks   long-term  capital  appreciation  by   investing  primarily  in  a
   diversified portfolio of equity securities of foreign issuers.

Dear Fellow Shareholder,
  For the fiscal year ended August 31, 1996, your Fund had a return of 11.73%, comparing favorably with a return of 8.19% for the EAFE-Registered Trademark-Index, the benchmark for international stocks (see page 28 for comparison of a $10,000 investment and average annual total returns as of August 31, 1996.)*
  We attribute the Fund's stronger relative performance to two factors. First of all, while more than 40% of the EAFE-Registered Trademark- Index is based in Japan -- which had modestly favorable results for the fiscal year -- your Fund's portfolio currently has invested only 6.3% of its assets in Japanese companies. In addition, the Fund's weighting towards Scandinavia and other better-performing world markets helped us in the year just ended.
  We were heavily invested in Scandinavia -- 14% of the portfolio's assets compared to only 4% for the EAFE-Registered Trademark- Index -- because we were able to find so many good values in Sweden, Finland, and Norway for the reporting period. Uncertainties about the health of the local economies and the outcomes of the national referenda on joining the Common Market enabled us to buy many issues in the region at seemingly bargain prices.
  Turning to specific stocks, Scandinavian software companies such as Caran, WM Data, and Frontec benefited from the strong global market for information and technology companies -- and contributed to the Fund's performance. We had also invested in Dahl, Sweden's leader in wholesale plumbing and heating products. In our judgment, the company is well positioned to deliver low double-digit earnings growth, as the industry enters a consolidation phase.

----------------------------------------------------------------------
          International Fund (Cont'd)

  While we found the best bargains in Scandinavia, we seek value wherever it can be found around the world, without favoring any particular continents, countries or industries. Today, your Fund invests approximately two-thirds of its assets in the established countries of Western Europe and Japan, with one-third in the emerging markets of Latin America, Asia, Eastern Europe, Africa, and the Middle East.
  Israel is a country where -- like the Scandinavian region -- uncertainty over local conditions caused stock prices to be discounted. We were not overly concerned about declines. In our judgment, the technological strength and brain power in Israel make the Israeli economy truly global, and local political conditions are not so important since firms in Israel are exporting everywhere.
  Taking advantage of the apparent values in the Israeli stock market, we invested in such companies as NICE-Systems, a world leader in voice recording for air traffic control, financial institutions, and intelligence agencies; and Technomatix, a company whose software products help automate and rationalize manufacturing operations, especially in the aerospace and automotive sectors.
  Following Neuberger&Berman's value tradition, we buy when we see bargain opportunities -- and sell when our holdings become fully valued. Over the past fiscal year, we sold our positions in three Italian companies -- Telecom Italia, Brembo, and Bulgari -- after each company's stock price had appreciated nicely. We also sold our holdings in Peugeot because recessions in Europe (particularly France) led to declining sales.
  Looking forward, we are excited about opportunities in the world marketplace. This year, for the first time, we invested in new capitalist countries such as Hungary and the Czech Republic. We also foresee tremendous opportunities globally in telecommunications.

----------------------------------------------------------------------
          International Fund (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman International Fund, and we look forward to keeping you informed about the Fund.

Sincerely,

/s/ Felix Rovelli

Felix Rovelli
Portfolio Manager

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuation.

The composition, industries and holdings of the Fund are subject to change. International Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The EAFE-Registered Trademark- Index is an unmanaged index of over 1,000 foreign stock prices, translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Fund

   OBJECTIVE AND STRATEGY
   This broadly diversified growth fund seeks long-term capital appreciation. Manhattan Fund follows a "growth at a reasonable price" philosophy and searches for financially sound, growing companies with a special competitive advantage that are attractively valued.

Dear Fellow Shareholder,
  Manhattan Fund ended fiscal 1995 up 26.00% -- one of its highest returns since Neuberger&Berman Management Inc. started managing it 17 years ago. Unfortunately, many of the factors which aided the Fund's performance in the previous year were not present in fiscal 1996. As a growth fund, Manhattan Fund has historically performed best when inflation fears are steady, bond yields fall, economic growth slows down, and corporate earnings grow. These conditions were not met in fiscal 1996. The Fund ended its year down 2.91% -- only the third down year ending August 31 in our 17 years of running the Fund (see page 29 for comparison of a $10,000 investment and average annual total returns as of August 31, 1996).
  In contrast  to 1995,  1996  was a  year of  apprehension  in the  markets  as
investors   worried  about  both  the  sensitivity  of  the  overall  market  to inflationary pressures and the heightened sensitivity of individual stocks to earnings disappointments. As such, many of the large capitalization blue-chip stocks, such as food and drug names, which are viewed as resistant to these concerns, did very well. Manhattan Fund, which has sought to buy stocks trading at a discount to their earnings growth as opposed to these stocks which typically trade at a premium, did not own many of these "in favor" names.
  Also contributing to the decline was weakness in technology stocks in the fourth quarter of 1995, after considerable strengths in earlier quarters. Oversupplies of semiconductor memories from the Far East caused most high-tech stocks to tumble. Not every company in the sector, however, showed weakness -- Intel, a leading computer peripherals company, and SAP, a software company, had year-long strength.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  On a more positive note, Manhattan Fund benefited from strong returns in our financial services and insurance holdings (25% of assets). Morgan Stanley (investment banking) and Travelers Group (investment banking, commercial credit, retail brokerage, and insurance) registered strong gains. So, too, did our credit card holdings, FirstUSA, Inc., MBNA Corporation and Capital One Financial Corporation. Each of these has been growing credit card balances 30% per year while the traditional banks have been scaling back in the business. Outside of the financial services sector, Manhattan Fund was helped by its restaurant-chain investments and selected consumer and retail stocks, including the office products companies, Viking and Staples.
  We are in no way discouraged by the reversals for the fiscal year. As long-term investors, we expect occasional setbacks caused by changes in market conditions. They are a small price to pay for the benefits of a mutual fund specializing in common stocks with strong growth records and, in our judgment, strong prospects; and we remain proud of Manhattan Fund's lifetime average annual total return of 16.39% (compared to the S&P "500's" 15.88% over the same period).*
  Moreover, in a year of significant volatility, Manhattan Fund took advantage of market declines, on a selective basis, to increase positions in some existing holdings and to establish new ones. We believe that we are well-positioned as we enter fiscal 1997.
  Among the new holdings in the Fund are two UK cable stocks, International CableTel and Comcast UK. While the market has been neglecting the UK cable business, we believe it offers considerable potential at this time. Comcast UK is halfway through building its cable system in the UK. It is also offering telephone service competitive with British Telecom, the principal UK telephone service supplier. In addition, the company is beginning to offer on-line services. With a business offering three state-of-the-art services -- and operating far ahead of competition -- we think Comcast UK is positioned to generate positive cash flow later this year. International CableTel is similarly well-positioned.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  While the fiscal year has been frustrating, we believe a long-term outlook can reward the patient investor. We appreciate your continued confidence in Manhattan Fund and look forward to keeping you informed about the Fund.

Sincerely,

/s/ Mark Goldstein

Mark Goldstein
Portfolio Manager

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Fund

   OBJECTIVE AND STRATEGY
   Seeks capital growth through investing principally in common stocks of medium-to-large capitalization companies.
Dear Fellow Shareholder,
  Despite a more volatile market, Partners Fund advanced 13.86% in the fiscal year ended August 31, 1996 (see page 30 for comparison of a $10,000 investment and average annual total returns as of August 31, 1996). Though less than the striking upward move of the prior fiscal year, when the Fund gained 21.53%, it was a respectable result in the sometimes difficult conditions encountered as the year progressed.
  Results were helped, once again, by the financial services sector. Wells Fargo, one of our largest portfolio holdings, performed strongly due to solid earnings. Consumer non-durables (particularly food and drug stocks) also posted solid gains, although their price-to-earnings ratios were too high for us to consider making additional purchases. For the market at large, however, they were attractive to cautious investors who feared market declines and inflation.
  On the negative side, the Portfolio's technology and health-services related issues suffered declines in response to over-production and price pressures, respectively. We sold out our investment in Humana, a health care provider that got caught up in the general negativism and increased cost pressure affecting the industry.
  We continue to value companies as a business executive would, comparing a company's quoted trading price to a hypothetical off-market offer to buy the entire company. In the second quarter, this practice was positively put to the test in literal terms as several portfolio holdings were the subject of purchase offers, including Stop & Shop, Loral, and Revco (a merger later disallowed by the Justice Department).
  Following are a few examples of the companies whose stocks we bought or sold over the past fiscal year:

  / / Anheuser Busch
  We bought Anheuser Busch, America's largest brewer, because the company continues to gain market share and has enjoyed a more favorable pricing environment. This market leader is using its positive cash flow to further reduce costs and to buy back stock.

----------------------------------------------------------------------
          Partners Fund (Cont'd)

  / / Tyson Foods
  We sold our shares in this consumer foods company because it was faced with continuing run ups in the prices of corn and soy meal, its two main raw material costs. Importing difficulties involving foreign governments, a politically sensitive area, were also a concern.

  / / Harley-Davidson
  We bought Harley-Davidson when the company had problems with its recreational vehicles unit. While this affected Harley-Davidson's stock price significantly, its dominant business, motorcycles, continued to be very profitable. In an owner-oriented move, the company initiated a stock buy-back. With the recreational vehicle business sold in 1996 (and the main business holding a full order book and waiting list), Harley-Davidson's stock price appreciated strongly. We no longer believed the stock to be undervalued and therefore sold our position.
  We appreciate your continued confidence in Neuberger&Berman Partners Fund, and we look forward to keeping you informed about your Fund.

Sincerely,

/s/ Michael Kassen                      /s/ Robert Gendelman
        Michael Kassen                    Robert Gendelman
                      Portfolio Co-Managers

The composition, industries and holdings of the Fund are subject to change. Partners Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Fund

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation by investing primarily in stocks of companies that meet both financial and social criteria. In particular, the
   Fund  follows  a  "value"   investment  approach,  favoring   well-managed
   companies with low price-to-earnings multiples, and searches for companies that demonstrate leadership in any of three areas: concern for the environment, workplace diversity, and enlightened workplace practices.
Dear Fellow Shareholder,
  In its second full year of operations, your Fund continued to perform well. Its return of 20.19%, for the fiscal year ended August 31, 1996, was a particularly strong result in the context of the changing conditions met throughout the year, and was ahead of the S&P "500" Stock Index at 18.70% (see page 31 for comparison of a $10,000 investment and average annual total returns as of August 31, 1996).*
  Throughout the 12 months ended August 31, 1996, the Fund continued to select its stocks one at a time, on their individual merits and market fundamentals. As a reminder, our work is done on a financial basis first, and if the company is deemed attractive financially we then put it through our social screens. Although we have no bias toward any stock sector, we will discuss stocks by sector here.

NATURAL GAS
  Our Portfolio's performance was helped by the stocks of companies producing natural gas -- a fuel that has comparatively low impact environmentally. Among these, Louisiana Land & Exploration, an independent crude oil and gas production company added to the Portfolio during the year at an apparently bargain price (4 times cash flow), was a stand-out.
  ENSERCH Corp., a large Dallas-based natural gas company, was purchased for its capital gain potential. Here we were rewarded quickly when Texas Utilities offered to buy the regulated part of the business and it was decided to spin off the exploration company. After the merger, we will just keep the exploration company in the Portfolio.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)

TECHNOLOGY
  This area was volatile during the period. We had excellent performance from Intel Corp., but Digital Equipment declined due to fears of disappointing earning results.

TELECOMMUNICATIONS, MEDIA AND CABLE
  We have fairly large exposure in the converging telecommunications, cable and media industries. Regulatory and competitive uncertainties have hindered stock performance, but we still expect dynamic growth from this group. One new holding this period is Viacom (listed as a consumer goods and services company), which participates in the desirable programming area of the industry. On the social side Viacom has an impressive array of family related benefits, giving full support to their employees as they balance their work-life obligations.

CHEMICALS, INDUSTRIAL AND COMMERCIAL PRODUCTS
  In the chemical area where we also have many commitments, the Fund benefited from several corporate restructurings, such as Raychem. Raychem's margins continue to improve, leading us to believe that we may still see earning progress in the next couple of years. Raychem has supported its workers with an in-house training center to help them find new jobs both within and outside the company.
  We appreciate your continued confidence in Neuberger&Berman Socially Responsive Fund, and we look forward to keeping you informed about your Fund.

Sincerely,

/s/ Janet Prindle
Janet Prindle

Portfolio Manager

The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Focus Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Focus   S&P "500"
1 Year                               +3.70%    +18.70%
5 Year                              +15.90%    +13.59%
10 Year                             +13.40%    +13.35%
Life of Fund                        +11.75%    +10.97%
                                 Focus Fund   S&P "500"
1986                                 $10000     $10000
1987                                 $13206     $13464
1988                                 $11213     $11043
1989                                 $15065     $15373
1990                                 $14503     $14585
1991                                 $16818     $18522
1992                                 $18804     $19992
1993                                 $24115     $23029
1994                                 $26612     $24298
1995                                 $33922     $29503
1996                                 $35176     $35019

   The inception date of Neuberger&Berman Focus Fund is 10/19/55.

   The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger& Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Genesis Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Genesis  Russell 2000
1 Year                                +21.32%       +10.82%
5 Year                                +14.71%       +15.05%
Life of Fund                          +13.61%       +12.64%
                                 Genesis Fund  Russell 2000
9/27/88                                $10000        $10000
1989                                   $13045        $12113
1990                                   $10236         $9714
1991                                   $13856        $12749
1992                                   $14562        $13680
1993                                   $18087        $18130
1994                                   $18949        $19193
1995                                   $22680        $23191
1996                                   $27516        $25701

   The inception date of Neuberger&Berman Genesis Fund is 9/27/88.

   Effective May 1, 1995, Neuberger&Berman Management Inc. has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger& Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Fund to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such waiver the total returns would have been less.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Guardian Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Guardian   S&P "500"
1 Year                                  +5.27%    +18.70%
5 Year                                 +15.09%    +13.59%
10 Year                                +13.32%    +13.35%
Life of Fund                           +12.92%    +12.31%
                                 Guardian Fund   S&P "500"
1986                                    $10000     $10000
1987                                    $12667     $13464
1988                                    $11313     $11043
1989                                    $15148     $15373
1990                                    $13255     $14585
1991                                    $17296     $18522
1992                                    $19698     $19992
1993                                    $24511     $23029
1994                                    $26745     $24298
1995                                    $33180     $29503
1996                                    $34928     $35019

   The inception date of Neuberger&Berman Guardian Fund is 6/1/50.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          International Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                    International     EAFE-R- Index
1 Year                                    +11.73%            +8.19%
Life of Fund                               +8.55%            +5.67%
                               International Fund     EAFE-R- Index
6/15/1994                                  $10000            $10000
8/31/1994                                  $10460            $10360
1995                                       $10732            $10442
1996                                       $11991            $11298

   The inception date of Neuberger&Berman International Fund is 6/15/94.

   Neuberger&Berman Management Inc. has voluntarily undertaken to reimburse International Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.70% per annum of International Fund's average daily net assets, until December 31, 1997. Absent such arrangement, the average annual total returns for the one year ended 8/31/96 and for the period from 6/15/94 to 8/31/96 would have been +11.15% and +8.12%, respectively.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments principally in companies based outside the United States are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Manhattan Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Manhattan   S&P "500"
1 Year                                   -2.91%    +18.70%
5 Year                                  +11.12%    +13.59%
10 Year                                 +11.12%    +13.35%
Life of Fund                            +16.39%    +15.88%
                                 Manhattan Fund   S&P "500"
1986                                     $10000     $10000
1987                                     $13435     $13464
1988                                     $10776     $11043
1989                                     $15347     $15373
1990                                     $13434     $14585
1991                                     $16949     $18522
1992                                     $17753     $19992
1993                                     $22680     $23029
1994                                     $23472     $24298
1995                                     $29574     $29503
1996                                     $28714     $35019

   The inception date of Neuberger&Berman Manhattan Fund is 3/1/79 when Neuberger&Berman Management Inc. first became its investment adviser.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Partners Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                     Partners   S&P "500"
1 Year                                +13.86%    +18.70%
5 Year                                +15.22%    +13.59%
10 Year                               +12.59%    +13.35%
Life of Fund                          +17.50%    +15.24%
                                Partners Fund   S&P "500"
1986                                   $10000     $10000
1987                                   $12618     $13464
1988                                   $11130     $11043
1989                                   $14656     $15373
1990                                   $13657     $14585
1991                                   $16119     $18522
1992                                   $17489     $19992
1993                                   $22410     $23029
1994                                   $23656     $24298
1995                                   $28749     $29503
1996                                   $32734     $35019

   The inception date of Neuberger&Berman Partners Fund is 1/20/75 when Neuberger&Berman Management Inc. first became its investment adviser.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Socially Responsive Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                    Socially Responsive   S&P "500"
1 Year                                          +20.19%    +18.70%
Life of Fund                                    +15.50%    +17.32%
                               Socially Responsive Fund   S&P "500"
3/16/1994                                        $10000     $10000
8/31/1994                                        $10070     $10279
8/31/1995                                        $11865     $12481
8/31/1996                                        $14261     $14815

   The inception date of Neuberger&Berman Socially Responsive Fund is 3/16/94.

   Neuberger&Berman Management Inc. has voluntarily undertaken to reimburse Socially Responsive Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.50% per annum of Socially Responsive Fund's average daily net assets, until December 31, 1997. Absent such arrangement, the average annual total returns would have been less.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                       FOCUS       GENESIS      GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                FUND         FUND         FUND
                                                     ------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                               $1,068,206   $ 194,678    $4,897,929
      Deferred organization costs (Note A)                   --          --           --
      Receivable for Trust shares sold                    4,316       1,399       13,047
                                                     ------------------------------------
                                                      1,072,522     196,077    4,910,976
                                                     ------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                     709         598        3,927
      Payable to administrator -- net (Note B)              234          41        1,081
      Accrued expenses                                      199          59          799
                                                     ------------------------------------
                                                          1,142         698        5,807
                                                     ------------------------------------
NET ASSETS at value                                  $1,071,380   $ 195,379    $4,905,169
                                                     ------------------------------------

NET ASSETS consist of:
      Par value                                      $       38   $      18    $     206
      Paid-in capital in excess of par value            728,724     142,457    3,704,113
      Accumulated undistributed net investment
        income                                            7,155          --       24,429
      Accumulated net realized gains (losses) on
        investment                                       51,474       3,230      249,689
      Net unrealized appreciation in value of
        investment                                      283,989      49,674      926,732
                                                     ------------------------------------
NET ASSETS at value                                  $1,071,380   $ 195,379    $4,905,169
                                                     ------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                      37,641      17,908      206,284
                                                     ------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                  $28.46      $10.91       $23.78
                                                     ------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1996
----------------------------------------------------------------------
          Equity Funds

                                                                                               SOCIALLY
                                                     INTERNATIONAL  MANHATTAN     PARTNERS    RESPONSIVE
                                                        FUND           FUND         FUND         FUND
                                                     ---------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                               $   56,983     $ 517,214    $1,870,987   $ 32,856
      Deferred organization costs (Note A)                   56            --           --          40
      Receivable for Trust shares sold                       52           190        2,767          84
                                                     ---------------------------------------------------
                                                         57,091       517,404    1,873,754      32,980
                                                     ---------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                      --           869        1,112          12
      Payable to administrator -- net (Note B)               24           116          412          13
      Accrued expenses                                       79           180          286          31
                                                     ---------------------------------------------------
                                                            103         1,165        1,810          56
                                                     ---------------------------------------------------
NET ASSETS at value                                  $   56,988     $ 516,239    $1,871,944   $ 32,924
                                                     ---------------------------------------------------

NET ASSETS consist of:
      Par value                                      $        5     $      43    $      78    $      2
      Paid-in capital in excess of par value             50,912       386,569    1,458,516      29,964
      Accumulated undistributed net investment
        income                                               26            --       11,934          28
      Accumulated net realized gains (losses) on
        investment                                         (599)       49,542      181,185         951
      Net unrealized appreciation in value of
        investment                                        6,644        80,085      220,231       1,979
                                                     ---------------------------------------------------
NET ASSETS at value                                  $   56,988     $ 516,239    $1,871,944   $ 32,924
                                                     ---------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       4,784        43,230       78,380       2,372
                                                     ---------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                  $11.91        $11.94       $23.88      $13.88
                                                     ---------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                       FOCUS       GENESIS      GUARDIAN
(000'S OMITTED)                                        FUND         FUND          FUND
                                                    --------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    16,716  $    1,540   $   101,456
                                                    --------------------------------------
    Expenses:
      Administration fee (Note B)                         2,764         361        12,093
      Amortization of deferred organization and
        initial offering expenses (Note A)                   --          --            --
      Auditing fees                                           8           8             8
      Custodian fees                                         10          10            10
      Legal fees                                             18          18            18
      Registration and filing fees                          139          33           586
      Shareholder reports                                   113          34           371
      Shareholder servicing agent fees (Note B)             616         142         3,296
      Trustees' fees and expenses                            19           5            56
      Miscellaneous                                          11           1            31
      Expenses from corresponding Portfolio (Notes
        A & B)                                            5,718       1,172        21,488
                                                    --------------------------------------
        Total expenses                                    9,416       1,784        37,957
      Deduct -- expenses reimbursed by
        administrator (Note B)                               --          --            --
                                                    --------------------------------------
        Total net expenses                                9,416       1,784        37,957
                                                    --------------------------------------
        Net investment income (loss)                      7,300        (244 )      63,499
                                                    --------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities           52,305       4,476       289,099
    Net realized loss on option contracts written          (291)         --        (5,720)
    Net realized gain on financial futures
      contracts                                              --          --            --
    Net realized gain on foreign currency
      transactions                                           --          --            --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                        (22,215)     21,117      (119,590)
    Change in net unrealized appreciation
      (depreciation) of financial futures
      contracts                                              --          --            --
                                                    --------------------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)               29,799      25,593       163,789
                                                    --------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    37,099  $   25,349   $   227,288
                                                    --------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1996
----------------------------------------------------------------------
          Equity Funds

                                                                                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                        FUND             FUND              FUND            FUND
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       788      $       4,220     $     31,240    $        305
                                                    ----------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                           125              1,555            4,593              47
      Amortization of deferred organization and
        initial offering expenses (Note A)                   20                 --               --              15
      Auditing fees                                           8                 10                8               7
      Custodian fees                                         10                 10               10              10
      Legal fees                                             59                 18               19              27
      Registration and filing fees                           35                 43               95              31
      Shareholder reports                                    65                115              150              24
      Shareholder servicing agent fees (Note B)              42                624              899              26
      Trustees' fees and expenses                             5                 12               26               1
      Miscellaneous                                           1                 13               16               1
      Expenses from corresponding Portfolio (Notes
        A & B)                                              555              3,443            8,940             116
                                                    ----------------------------------------------------------------
        Total expenses                                      925              5,843           14,756             305
      Deduct -- expenses reimbursed by
        administrator (Note B)                             (234)                --               --             (34)
                                                    ----------------------------------------------------------------
        Total net expenses                                  691              5,843           14,756             271
                                                    ----------------------------------------------------------------
        Net investment income (loss)                         97             (1,623)          16,484              34
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain on investment securities              260             57,804          232,938           1,075
    Net realized loss on option contracts written            --                 --               --              --
    Net realized gain on financial futures
      contracts                                             283                 --               --              --
    Net realized gain on foreign currency
      transactions                                           66                 --               --              --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                          4,239            (70,811)         (30,428)            962
    Change in net unrealized appreciation
      (depreciation) of financial futures
      contracts                                            (275)                --               --              --
                                                    ----------------------------------------------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                4,573            (13,007)         202,510           2,037
                                                    ----------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $     4,670      $     (14,630)    $    218,994    $      2,071
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                  FOCUS FUND                 GENESIS FUND
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1996          1995          1996          1995
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      7,300  $      5,295  $       (244) $       (183)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        52,014        50,620         4,476         6,185
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       (22,215)      138,207        21,117        12,511
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          37,099       194,122        25,349        18,513
                                          ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (3,873)       (5,224)           --            --
    Net realized gain on investments           (47,524)      (38,655)       (6,609)       (4,105)
                                          ------------------------------------------------------
    Total distributions to shareholders        (51,397)      (43,879)       (6,609)       (4,105)
                                          ------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  349,715       209,593       112,606        29,275
    Proceeds from reinvestment of
      dividends and distributions               44,921        37,993         5,892         3,647
    Payments for shares redeemed              (264,997)      (85,655)      (53,380)      (71,413)
                                          ------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       129,639       161,931        65,118       (38,491)
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          115,341       312,174        83,858       (24,083)
NET ASSETS:
    Beginning of year                          956,039       643,865       111,521       135,604
                                          ------------------------------------------------------
    End of year                           $  1,071,380  $    956,039  $    195,379  $    111,521
                                          ------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $      7,155  $      3,728  $         --  $         --
                                          ------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        12,148         8,507        10,855         3,551
    Issued on reinvestment of dividends
      and distributions                          1,608         1,761           628           467
    Redeemed                                    (9,219)       (3,534)       (5,295)       (8,690)
                                          ------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                                4,537         6,734         6,188        (4,672)
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                GUARDIAN FUND             INTERNATIONAL FUND            MANHATTAN FUND
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              1996          1995          1996          1995          1996          1995
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     63,499  $     39,864  $         97  $        138  $     (1,623) $        165
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       283,379       119,369           609        (1,230)       57,804        43,765
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      (119,590)      539,076         3,964         2,468       (70,811)       80,224
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         227,288       698,309         4,670         1,376       (14,630)      124,154
                                          ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (53,306)      (34,262)         (125)          (53)           --          (434)
    Net realized gain on investments          (139,952)      (30,092)           --            --       (43,799)      (30,398)
                                          ----------------------------------------------------------------------------------
    Total distributions to shareholders       (193,258)      (64,354)         (125)          (53)      (43,799)      (30,832)
                                          ----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                1,770,255     1,313,150        39,066        27,433       136,492       124,949
    Proceeds from reinvestment of
      dividends and distributions              175,356        57,644           106            48        40,659        28,495
    Payments for shares redeemed            (1,021,992)     (473,776)      (13,165)       (8,547)     (214,451)     (145,126)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       923,619       897,018        26,007        18,934       (37,300)        8,318
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          957,649     1,530,973        30,552        20,257       (95,729)      101,640
NET ASSETS:
    Beginning of year                        3,947,520     2,416,547        26,436         6,179       611,968       510,328
                                          ----------------------------------------------------------------------------------
    End of year                           $  4,905,169  $  3,947,520  $     56,988  $     26,436  $    516,239  $    611,968
                                          ----------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $     24,429  $     13,763  $         26  $         99  $         --  $         54
                                          ----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        74,621        64,070         3,475         2,705        10,683        11,050
    Issued on reinvestment of dividends
      and distributions                          7,570         3,056            10             5         3,349         2,847
    Redeemed                                   (43,128)      (23,714)       (1,172)         (830)      (16,906)      (13,048)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               39,063        43,412         2,313         1,880        (2,874)          849
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                               SOCIALLY
                                                PARTNERS FUND              RESPONSIVE FUND
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1996          1995          1996          1995
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     16,484  $     11,137  $         34  $         18
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       232,938       162,141         1,075           137
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       (30,428)      101,941           962           936
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         218,994       275,219         2,071         1,091
                                          ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (13,359)       (6,799)          (17)           (9)
    Net realized gain on investments          (180,347)      (98,890)         (268)           --
                                          ------------------------------------------------------
    Total distributions to shareholders       (193,706)     (105,689)         (285)           (9)
                                          ------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  457,620       199,058        25,132         5,547
    Proceeds from reinvestment of
      dividends and distributions              181,772       101,349           254             8
    Payments for shares redeemed              (356,696)     (241,908)       (2,471)         (691)
                                          ------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       282,696        58,499        22,915         4,864
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          307,984       228,029        24,701         5,946
NET ASSETS:
    Beginning of year                        1,563,960     1,335,931         8,223         2,277
                                          ------------------------------------------------------
    End of year                           $  1,871,944  $  1,563,960  $     32,924  $      8,223
                                          ------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $     11,934  $      8,809  $         28  $         11
                                          ------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        19,230         9,597         1,843           534
    Issued on reinvestment of dividends
      and distributions                          8,210         5,472            19             1
    Redeemed                                   (14,990)      (11,807)         (184)          (67)
                                          ------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               12,450         3,262         1,678           468
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Fund ("Focus," formerly Neuberger& Berman Selected Sectors Fund), Neuberger&Berman Genesis Fund ("Genesis"), Neuberger&Berman Guardian Fund ("Guardian"), Neuberger&Berman International Fund ("International"), Neuberger&Berman Manhattan Fund ("Manhattan"), Neuberger&Berman Partners Fund ("Partners"), and Neuberger& Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated
   December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust changed the name of Neuberger&Berman
   Selected Sectors Fund to Neuberger&Berman Focus Fund, effective January 1, 1995. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
       Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (95.17%, 74.92%, 78.59%, 100.00%, 91.15%, 93.57%, and 20.73%, for Focus,
   Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, at August 31, 1996). Another regulated investment company, which has only a single shareholder and is sponsored by Neuberger&Berman Management Incorporated ("Management"), also invests in Neuberger&Berman Socially Responsive Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.

3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($15,585 and $758,366 expiring in 2003 and 2004, respectively, for International, determined as of August 31, 1996), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $55,841 and $39,643, for International and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .26% (.15% prior to May 1, 1995 with the exception of International which paid 0.67% prior to November 1, 1995 and 0.63% prior to May 1, 1995) of that Fund's average daily net assets and indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. The most restrictive expense limitation to which each Fund is currently subject is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of the state expense limitation was required for the year ended August 31, 1996.
   In addition, Management has voluntarily undertaken to reimburse International and Socially Responsive for their Operating Expenses which exceed, in the aggregate, 1.70% and 1.50%, respectively, per annum of its average daily net assets (the "Expense Limitation"). Each undertaking is subject to termination by Management after December 31, 1997. For the year ended August 31, 1996, such excess expenses amounted to $233,577 and $34,074, for International and Socially Responsive, respectively. International and Socially Responsive have each agreed to repay Management through December 31, 1998 and March 14, 1998, respectively, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed the Expense Limitation. For the year ended August 31, 1996, there were no reimbursed expenses repaid to Management.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.
   Under a service agreement, which was in effect through April 30, 1995, each Fund had retained Management to provide certain shareholder, shareholder-related and other services not furnished by the shareholder servicing agent. Pursuant to the service agreement, each Fund paid Management a monthly fee at the annual rate of .04% of the average daily net assets of the Fund as compensation for such services. As of May 1, 1995, the service agreement and the administration agreement, then in effect, were combined into a single agreement, and the combined fees were increased from .19% to .26% for each Fund, with the exception of the agreements for International which were combined with no fee increase.
   Each Fund also has a distribution agreement with Management, which receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, under the caption Expenses from corresponding Portfolio, is less than .01% of each Fund's average daily net assets.
   Each Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statement of Operations, is less than .01% of each Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1996, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                    ADDITIONS     REDUCTIONS
-------------------------------------------------------------
FOCUS                              $182,413,752  $109,751,052

GENESIS                              82,287,423    25,106,697

GUARDIAN                            902,000,391   181,454,304

INTERNATIONAL                        30,617,757     4,847,421

MANHATTAN                            50,406,700   130,874,986

PARTNERS                            246,155,564   162,259,187

SOCIALLY RESPONSIVE                  23,021,099       578,707

   At August 31, 1996, Neuberger&Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $50,946,000. Gross unrealized appreciation of investments was $8,075,000 and gross unrealized depreciation of investments was $1,256,000, resulting in net unrealized appreciation of $6,819,000, based on cost for U.S. Federal income tax purposes.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                         Period from
                                                         October 1,
                                                           1992 to
                              Year Ended August 31,      August 31,                    Year Ended September 30,
                           1996(2)   1995(2)   1994(2)     1993(2)      1992      1991      1990      1989      1988      1987
                          ------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year        $   28.88  $ 24.42   $ 24.00   $ 19.31      $  18.91  $  16.66  $  19.01  $  16.60  $  20.10  $  17.96
                          ------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income       .19      .17       .21       .23           .29       .38       .44       .46       .46       .48
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)                .85     5.97      2.16      4.65          2.62      2.96     (1.84)     4.83     (2.98)     5.46
                          ------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations              1.04     6.14      2.37      4.88          2.91      3.34     (1.40)     5.29     (2.52)     5.94
                          ------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)        (.11)    (.20)     (.25)     (.04)         (.31)     (.37)     (.39)     (.49)     (.47)     (.49)
    Distributions (from
     capital gains)           (1.35)   (1.48)    (1.70)     (.15)        (2.20)     (.72)     (.56)    (2.39)     (.51)    (3.31)
                          ------------------------------------------------------------------------------------------------------
      Total Distributions     (1.46)   (1.68)    (1.95)     (.19)        (2.51)    (1.09)     (.95)    (2.88)     (.98)    (3.80)
                          ------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                     $   28.46  $ 28.88   $ 24.42   $ 24.00      $  19.31  $  18.91  $  16.66  $  19.01  $  16.60  $  20.10
                          ------------------------------------------------------------------------------------------------------
Total Return+                 +3.70%  +27.47%   +10.35%   +25.39%(3)    +15.51%   +20.20%    -7.54%   +32.23%   -12.44%   +33.07%
                          ------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Year (in millions)   $ 1,071.4  $ 956.0   $ 643.9   $ 573.9      $  439.2  $  399.2  $  368.6  $  441.3  $  375.2  $  481.1
                          ------------------------------------------------------------------------------------------------------
    Ratio of Expenses to
     Average Net Assets         .89%     .87%      .85%      .92%(4)       .91%      .93%      .92%      .99%     1.01%      .86%
                          ------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income to
     Average Net Assets         .69%     .75%      .89%     1.18%(4)      1.46%     2.01%     2.34%     2.39%     2.64%     2.21%
                          ------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(5)                     --       --        --        52%           77%       60%       66%       60%       66%       88%
                          ------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                 Period From
                                                          Period from                                             September
                                                           August 1,                                                 27,
                                                             1993                                                1988(6) to
                              Year Ended August 31,      to August 31,           Year Ended July 31,              July 31,
                           1996(2)    1995(2)   1994(2)     1993(2)      1993     1992        1991      1990        1989
                          --------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year        $9.52      $8.27      $8.62    $   8.30       $  7.10  $  6.41    $   5.78   $  6.25   $5.00
                          --------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income
     (Loss)                (.01)        --       (.01)         --           .01     (.01)        .03       .02     .02
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)           1.95       1.56        .42         .32          1.19      .80         .64      (.35)   1.24
                          --------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations          1.94       1.56        .41         .32          1.20      .79         .67      (.33)   1.26
                          --------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)      --         --       (.01)         --            --     (.01)       (.04)     (.02)   (.01)
    Distributions (from
     capital gains)        (.55)      (.31)      (.75)         --            --     (.09)         --      (.12)     --
                          --------------------------------------------------------------------------------------------------
      Total Distributions  (.55)      (.31)      (.76)         --            --     (.10)       (.04)     (.14)   (.01)
                          --------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                     $10.91     $9.52      $8.27    $   8.62       $  8.30  $  7.10    $   6.41   $  5.78   $6.25
                          --------------------------------------------------------------------------------------------------
Total Return+             +21.32%    +19.69%    +4.77%      +3.86%(3)    +16.90%  +12.38%     +11.80%    -5.33%  +25.24%(3)
                          --------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Year (in millions)   $195.4     $111.5     $135.6   $  118.5       $ 113.5  $  72.2    $   27.8   $  20.8   $18.1
                          --------------------------------------------------------------------------------------------------
    Ratio of Expenses to
     Average Net Assets    1.28%(7)   1.35%(7)   1.36%       1.51%(4)      1.65%    2.00%(7)     2.00%(7)    2.00%(7)  2.00%(4,7)
                          --------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets            (.18%)(7)  (.16%)(7)  (.20%)      (.08%)(4)      .15%    (.14%)(7)      .60%(7)     .41%(7)   .51%(4,7)
                          --------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(5)                 --         --         --          --            54%      23%         46%       37%     10%
                          --------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS(8)
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                          Period
                                                                                           from
                                                                                         November
                                                                                         1, 1989
                                                                                        to August
                                             Year Ended August 31,                         31,       Year Ended October 31,
                           1996(2)    1995(2)    1994(2)    1993(2)    1992     1991       1990      1989     1988     1987
                          ---------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year        $   23.61  $   19.52  $   18.57  $   15.73  $ 14.90  $ 11.90  $13.20      $ 12.31  $ 11.08  $ 13.17
                          ---------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income       .31        .27        .24        .30      .29      .32     .31          .35      .35      .40
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)                .90       4.30       1.41       3.45     1.71     3.20   (1.36)        2.08     2.55     (.77)
                          ---------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations              1.21       4.57       1.65       3.75     2.00     3.52   (1.05)        2.43     2.90     (.37)
                          ---------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)        (.28)      (.25)      (.30)      (.25)    (.26)    (.35)   (.25)        (.36)    (.36)    (.41)
    Distributions (from
     capital gains)            (.76)      (.23)      (.40)      (.66)    (.91)    (.17)     --        (1.18)   (1.31)   (1.31)
                          ---------------------------------------------------------------------------------------------------
      Total Distributions     (1.04)      (.48)      (.70)      (.91)   (1.17)    (.52)   (.25)       (1.54)   (1.67)   (1.72)
                          ---------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                     $   23.78  $   23.61  $   19.52  $   18.57  $ 15.73  $ 14.90  $11.90      $ 13.20  $ 12.31  $ 11.08
                          ---------------------------------------------------------------------------------------------------
Total Return+                 +5.27%    +24.06%     +9.12%    +24.43%  +13.88%  +30.48%  -8.08%(3)   +19.91%  +26.79%   -3.05%
                          ---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Year (in millions)   $ 4,905.2  $ 3,947.5  $ 2,416.5  $ 1,787.0  $ 802.9  $ 628.6  $496.3      $ 569.3  $ 539.1  $ 461.1
                          ---------------------------------------------------------------------------------------------------
    Ratio of Expenses to
     Average Net Assets         .82%       .80%       .80%       .81%     .82%     .84%    .86%(4)      .84%     .84%     .74%
                          ---------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income to
     Average Net Assets        1.37%      1.40%      1.36%      2.01%    1.90%    2.46%   2.89%(4)     2.59%    2.80%    2.72%
                          ---------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(5)                     --         --         --         27%      41%      59%     58%          52%      73%      91%
                          ---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                               Period from
                                                                                June 15,
                                                                               1994(6) to
                                                    Year Ended August 31,      August 31,
                                                      1996          1995          1994
                                                    ----------------------------------------
Net Asset Value, Beginning of Year                  $  10.70      $  10.46        $10.00
                                                    ----------------------------------------
Income From Investment Operations
    Net Investment Income                                .01           .06           .01
    Net Gains or Losses on Securities (both
     realized and unrealized)                           1.24           .21           .45
                                                    ----------------------------------------
      Total From Investment Operations                  1.25           .27           .46
                                                    ----------------------------------------
Less Distributions
    Dividends (from net investment income)              (.04)         (.03)           --
                                                    ----------------------------------------
Net Asset Value, End of Year                        $  11.91      $  10.70        $10.46
                                                    ----------------------------------------
Total Return+                                         +11.73%        +2.60%        +4.60%(3)
                                                    ----------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $   57.0      $   26.4        $  6.2
                                                    ----------------------------------------
    Ratio of Expenses to Average Net Assets(7)          1.70%         1.70%         1.70%(4)
                                                    ----------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(7)                                           .24%          .73%          .57%(4)
                                                    ----------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                   Year Ended August 31,                                Year Ended December 31,
                         1996(2)    1995(2)   1994(2)    1993(2)      1992      1991      1990(9)      1989      1988      1987
                         --------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year       $13.27     $11.28    $12.94    $11.59       $ 11.55   $  9.46   $10.44       $  9.04   $  7.81   $  8.95
                         --------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment
     Income (Loss)         (.04)        --       .02       .02           .06       .13      .10           .18       .17       .14
    Net Gains or Losses
     on Securities
     (both realized and
     unrealized)           (.33)      2.70       .40      3.06           .49      2.27    (1.08)         2.45      1.26      (.07)
                         --------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations          (.37)      2.70       .42      3.08           .55      2.40     (.98)         2.63      1.43       .07
                         --------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)      --       (.01)     (.02)     (.05)         (.11)     (.16)      --          (.18)     (.16)     (.26)
    Distributions (from
     capital gains)        (.96)      (.70)    (2.06)    (1.68)         (.40)     (.15)      --         (1.05)     (.04)     (.95)
                         --------------------------------------------------------------------------------------------------------
      Total
       Distributions       (.96)      (.71)    (2.08)    (1.73)         (.51)     (.31)      --         (1.23)     (.20)    (1.21)
                         --------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                    $11.94     $13.27    $11.28    $12.94       $ 11.59   $ 11.55   $ 9.46       $ 10.44   $  9.04   $  7.81
                         --------------------------------------------------------------------------------------------------------
Total Return+             -2.91%    +26.00%    +3.49%   +27.76%        +4.74%   +26.17%   -9.39%(3)    +29.09%   +18.31%    +0.43%
                         --------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
    Net Assets, End of
     Year (in millions)  $516.2     $612.0    $510.3    $537.6       $ 400.7   $ 429.0   $355.6       $ 404.7   $ 341.7   $ 329.0
                         --------------------------------------------------------------------------------------------------------
    Ratio of Expenses
     to Average Net
     Assets                 .98%       .98%      .96%     1.04%         1.07%     1.09%    1.14%(4)      1.12%     1.18%      .98%
                         --------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets            (.27%)      .03%      .16%      .20%          .57%     1.28%    1.44%(4)      1.60%     1.55%     1.58%
                         --------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(5)                 --         --        --        76%(4)        83%       78%      91%(4)        77%       70%      111%
                         --------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                      Period from
                                                      July 1, 1993
                                                       to August
                          Year Ended August 31,           31,                             Year Ended June 30,
                      1996(2)    1995(2)    1994(2)     1993(2)       1993      1992     1991     1990     1989     1988     1987
                     --------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year   $   23.72  $   21.32  $   22.46  $  20.98      $   18.96  $ 17.80  $ 18.11  $ 19.04  $ 16.84  $ 20.83  $ 20.63
                     --------------------------------------------------------------------------------------------------------------
Income From
 Investment
 Operations
    Net Investment
     Income                .22        .17        .10       .02            .16      .23      .50      .83      .71      .55      .44
    Net Gains or
     Losses on
     Securities
     (both realized
     and unrealized)      2.84       3.94       1.07      1.46           3.84     2.05      .27      .68     2.14    (1.05)    2.45
                     --------------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations         3.06       4.11       1.17      1.48           4.00     2.28      .77     1.51     2.85     (.50)    2.89
                     --------------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from
     net investment
     income)              (.20)      (.11)      (.11)       --           (.19)    (.34)    (.74)    (.76)    (.65)    (.70)    (.44)
    Distributions
     (from capital
     gains)              (2.70)     (1.60)     (2.20)       --          (1.79)    (.78)    (.34)   (1.68)      --    (2.79)   (2.25)
                     --------------------------------------------------------------------------------------------------------------
      Total
       Distributions     (2.90)     (1.71)     (2.31)       --          (1.98)   (1.12)   (1.08)   (2.44)    (.65)   (3.49)   (2.69)
                     --------------------------------------------------------------------------------------------------------------
Net Asset Value, End
 of Year             $   23.88  $   23.72  $   21.32  $  22.46      $   20.98  $ 18.96  $ 17.80  $ 18.11  $ 19.04  $ 16.84  $ 20.83
                     --------------------------------------------------------------------------------------------------------------
Total Return+           +13.86%    +21.53%     +5.56%    +7.05%(3)     +21.78%  +13.23%   +5.14%   +8.11%  +17.59%   -2.73%  +16.98%
                     --------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
    Net Assets, End
     of Year (in
     millions)       $ 1,871.9  $ 1,564.0  $ 1,335.9  $1,185.1      $ 1,085.6  $ 852.9  $ 823.5  $ 793.8  $ 743.0  $ 718.8  $ 757.7
                     --------------------------------------------------------------------------------------------------------------
    Ratio of
     Expenses to
     Average Net
     Assets                .84%       .83%       .81%      .84%(4)        .86%     .86%     .88%     .91%     .97%     .95%     .86%
                     --------------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment
     Income to
     Average Net
     Assets                .93%       .83%       .48%      .59%(4)        .83%    1.23%    2.84%    4.53%    3.96%    3.28%    2.93%
                     --------------------------------------------------------------------------------------------------------------
    Portfolio
     Turnover
     Rate(5)                --         --         --         6%            82%      97%     161%     136%     157%     210%     169%
                     --------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                        Period from
                                                                         March 16,
                                                                          1994(6)
                                                                         to August
                                           Year Ended August 31,            31,
                                            1996           1995             1994
                                          ------------------------------------------
Net Asset Value, Beginning of Year        $   11.84      $   10.07      $  10.00
                                          ------------------------------------------
Income From Investment Operations
    Net Investment Income                       .02            .03           .01
    Net Gains or Losses on Securities
     (both realized and unrealized)            2.35           1.76           .06
                                          ------------------------------------------
      Total From Investment Operations         2.37           1.79           .07
                                          ------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.02)          (.02)           --
    Distributions (from capital gains)         (.31)            --            --
                                          ------------------------------------------
      Total Distributions                      (.33)          (.02)           --
                                          ------------------------------------------
Net Asset Value, End of Year              $   13.88      $   11.84      $  10.07
                                          ------------------------------------------
Total Return+                                +20.19%        +17.82%        +0.70%(3)
                                          ------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                            $    32.9      $     8.2      $    2.3
                                          ------------------------------------------
    Ratio of Expenses to Average Net
     Assets(7)                                 1.50%          1.51%         1.50%(4)
                                          ------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(7)                      .19%           .36%          .50%(4)
                                          ------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Funds
1)Prior  to  January 1,  1995, its  name  was Neuberger&Berman  Selected Sectors
   Fund.
2)The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3)Not annualized.
4)Annualized.
5)Each Fund (except International and Socially Responsive) transferred all of its investment securities into its respective Portfolio on August 2, 1993. After that date each Fund invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, engaged in securities transactions. Therefore, after that date no Fund had a portfolio turnover rate. Portfolio turnover rates for periods ending after August 2, 1993 are included elsewhere in Neuberger&Berman Focus Portfolio's, Neuberger&Berman Genesis Portfolio's, Neuberger&Berman Guardian Portfolio's, Neuberger&Berman Manhattan Portfolio's, and Neuberger&Berman Partners Portfolio's Financial Highlights.
6)The date investment operations commenced.
7)After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                           PERIOD FROM
                                                          SEPTEMBER 27,
                                      YEAR ENDED JULY         1988
                                            31,            TO JULY 31,
GENESIS                               1991      1990          1989
------------------------------------------------------------------------
Expenses                               2.16%     2.40%             3.79%
                                     -----------------------------------
Net Investment Income (Loss)            .44%      .01%            (1.28%)
                                     -----------------------------------

      Had Genesis not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 YEAR ENDED
                                                  JULY 31,
                                                    1992
--------------------------------------------------------------
Expenses                                                 1.65%
                                               ---------------
Net Investment Income                                     .21%
                                               ---------------

      Had Management not waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio (see Note B of Notes to Financial Statements of the Portfolios) the annualized ratios to average daily net assets would have been:

                                                          YEAR ENDED
                                                          AUGUST 31,
                                                    1996              1995
--------------------------------------------------------------------------------
Expenses                                                 1.38%             1.38%
                                               ---------------------------------
Net Investment Loss                                      (.28%)            (.19%)
                                               ---------------------------------

   After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements. Had the administrator not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                   PERIOD FROM
                                                                     JUNE 15,
                                             YEAR ENDED                1994
                                             AUGUST 31,             TO AUGUST
INTERNATIONAL                            1996           1995         31, 1994
-------------------------------------------------------------------------------
Expenses                                    2.28%          2.31%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)                (.34%)          .12%          (.23%)
                                     ------------------------------------------

                                                                   PERIOD FROM
                                                                    MARCH 16,
                                             YEAR ENDED                1994
                                             AUGUST 31,             TO AUGUST
SOCIALLY RESPONSIVE                      1996           1995         31, 1994
-------------------------------------------------------------------------------
Expenses                                    1.69%          2.50%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)                 .00%          (.63%)         (.50%)
                                     ------------------------------------------

8)Adjusted for a 200% stock dividend effective January 20, 1993.
9)For the eight-month period ended August 31, 1990.
+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International and Socially Responsive, total return would have been lower if Management and/or BNP-N&B Global Asset Management L.P. had not reimbursed certain expenses. For Genesis, total return would have been lower if Management had not waived a portion of the management fee.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Funds and
Shareholders of Neuberger&Berman Manhattan Fund and
Neuberger&Berman Socially Responsive Fund

   We have audited the accompanying statements of assets and liabilities of Neuberger&Berman Manhattan Fund and Neuberger&Berman Socially Responsive Fund (collectively the "Funds"), as of August 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Fund and Neuberger&Berman Socially Responsive Fund as of August 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 4, 1996

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Funds and
Shareholders of:
                 Neuberger&Berman Focus Fund
             Neuberger&Berman Genesis Fund
             Neuberger&Berman Guardian Fund
             Neuberger&Berman International Fund and
             Neuberger&Berman Partners Fund

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger&Berman Guardian Fund, Neuberger&Berman International Fund, and Neuberger&Berman Partners Fund, five of the series comprising Neuberger&Berman Equity Funds (the "Trust"), as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Funds at August 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
October 3, 1996

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Neiman-Marcus Group                             4.2%
 2.  CITICORP                                        3.7%
 3.  Compaq Computer                                 3.0%
 4.  Chrysler Corp.                                  3.0%
 5.  General Motors                                  2.9%
 6.  UCAR International                              2.8%
 7.  Federal National Mortgage Association           2.7%
 8.  Federal Home Loan Mortgage                      2.5%
 9.  Aetna Inc.                                      2.4%
10.  Travelers Group                                 2.4%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (96.1%)
AUTOMOTIVE (6.9%)
   445,900  Cabot Corp.                     $    12,262
 1,146,000  Chrysler Corp.                       33,377
   645,000  General Motors                       32,089
                                            ------------
                                                 77,728
                                            ------------
FINANCIAL SERVICES (31.8%)
   330,000  ADVANTA Corp. Class B                14,685
   231,700  Allmerica Property & Casualty         6,545
   185,000  American International Group         17,575
   300,000  Bank of Boston                       15,825
   690,000  Capital One Financial                20,786
   495,000  CITICORP                             41,209
 1,100,000  Countrywide Credit Industries        26,537
   200,000  Dean Witter, Discover                10,000
   315,000  Federal Home Loan Mortgage           27,838
   992,000  Federal National Mortgage
             Association                         30,752
   410,000  First USA                       $    21,730

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   102,500  Horace Mann Educators                 3,523
   232,200  ITT Hartford Group                   12,249
   157,500  MBNA Corp.                            4,784
   250,000  Merrill Lynch                        15,312
   495,000  PartnerRe Ltd.                       13,984
   450,000  PennCorp Financial Group             13,725
   226,800  Signet Banking                        5,472
   272,500  Sphere Drake Holdings                 2,555
   615,000  Travelers Group                      26,676
   100,000  Wells Fargo                          24,875
                                            ------------
                                                356,637
                                            ------------
HEALTH CARE (9.3%)
   410,000  Aetna Inc.                           27,111
   705,000  FHP International                    25,556 (2)
   730,000  Foundation Health                    21,900 (2)
   220,000  Healthsource Inc.                     3,300 (2)
   860,000  Humana Inc.                          16,125 (2)
   815,000  Mid Atlantic Medical Services        11,003 (2)
                                            ------------
                                                104,995
                                            ------------
HEAVY INDUSTRY (14.4%)
   935,800  AGCO Corp.                           22,108
   150,000  Aluminum Co. of America               9,319
   275,600  American Standard                     9,405 (2)
    80,000  Champion International                3,440
   205,000  Cleveland-Cliffs                      7,995
   881,500  LTV Corp.                            10,358
   165,000  Mead Corp.                            9,446
 1,100,000  Rollins Truck Leasing                13,063
   100,000  Temple-Inland                         4,938
   804,600  UCAR International                   31,379 (2)
   150,000  Union Camp                            7,275
   170,000  USFreightways Corp.                   3,527
   379,000  Varity Corp.                         19,045 (2)
   175,000  Willamette Industries                10,806
                                            ------------
                                                162,104
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
MEDIA & ENTERTAINMENT (10.9%)
   178,000  A.H. Belo                       $     7,142
   445,000  Bell Cablemedia ADR                   6,550 (2)
    25,000  Comcast Corp. Class A                   397
   915,000  Comcast Corp. Class A Special        14,754
   530,000  Comcast UK Cable Partners
             Limited                              5,698 (2)
   325,000  Harcourt General                     15,559
   436,000  International CableTel               10,573 (2)
   450,000  Jones Intercable Inc. Class A         5,738 (2)
   310,000  Scandinavian Broadcasting
             System                               6,471 (2)
   500,000  Tele-Communications, Inc.
             Class A                              7,438 (2)
   150,000  Time Warner                           5,006
   550,000  U.S. West Media Group                 9,969 (2)
   500,000  United International Holdings         6,875 (2)
   300,000  Viacom Inc. Class B                   9,450 (2)
   276,600  Vodafone Group ADR                   10,476
                                            ------------
                                                122,096
                                            ------------
RETAIL (4.2%)
 1,577,800  Neiman-Marcus Group                  46,742 (2)
                                            ------------
TECHNOLOGY (18.4%)
   425,000  Airtouch Communications              11,688 (2)
   250,000  Altera Corp.                         11,000 (2)
   200,000  Applied Materials                     4,850 (2)
   330,000  Arrow Electronics                    15,056 (2)
   250,000  Avnet, Inc.                          11,687
   600,000  Compaq Computer                      33,975 (2)
   350,000  Digital Equipment                    13,519 (2)
   550,000  KLA Instruments                      10,862 (2)
   250,000  Komag, Inc.                           5,312 (2)
   375,000  MEMC Electronic Materials            13,219 (2)
   400,000  Microchip Technology                 14,700 (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   230,000  Micron Technology                $    5,232
   200,000  Palmer Wireless                       3,900(2)
   197,500  PriCellular Corp.                     2,642(2)
   300,000  Seagate Technology                   14,400(2)
   670,000  Tele-Communications
             International                       11,139(2)
   286,000  Texas Instruments                    13,371
   225,000  Varian Associates                    10,266
                                            ------------
                                                206,818
                                            ------------
UTILITIES (0.2%)
    35,000  AT&T Corp.                            1,837
                                            ------------
            TOTAL COMMON STOCKS (COST
             $792,860)                        1,078,957
                                            ------------
Principal
  Amount
----------
CONVERTIBLE BONDS (0.1%)
$1,000,000  Scandinavian Broadcasting
             System SA, Cv. Sub. Deb.,
             7.25%, due 8/1/05  (COST
             $1,000)                                985
                                            ------------
U.S. TREASURY SECURITIES (1.4%)
15,345,000  U.S. Treasury Bills, 4.965% &
             5.24%, due 9/5/96 & 12/19/96
              (COST $15,242)                     15,250
                                            ------------
SHORT-TERM CORPORATE NOTES (2.6%)
29,400,000  General Electric Capital
             Corp., 5.10%, due 9/3/96
             (COST $29,400)                      29,400 (3)
                                            ------------
            TOTAL INVESTMENTS (100.2%)
             (COST $838,502)                  1,124,592 (4)
            Liabilities, less cash,
             receivables and other assets
             [(0.2%)]                            (2,221 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 1,122,371
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  BMC Industries                                  4.0%
 2.  Texas Industries                                2.8%
 3.  DH Technology                                   2.5%
 4.  Wolverine Tube                                  2.4%
 5.  Dallas Semiconductor                            2.1%
 6.  Reynolds & Reynolds                             2.1%
 7.  SCI Systems                                     2.0%
 8.  Apogee Enterprises                              1.9%
 9.  Prime Hospitality                               1.9%
10.  Alumax Inc.                                     1.8%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (96.4%)
AEROSPACE (2.9%)
  180,300  AAR Corp.                       $     3,899
   80,100  Thiokol Corp.                         3,594
                                           -------------
                                                 7,493
                                           -------------
AGRICULTURE (0.9%)
   79,149  Delta & Pine Land                     2,246
                                           -------------
AUTOMOTIVE (2.5%)
  108,400  Donaldson Co.                         2,791
   67,800  Monaco Coach                            898  (2)
  115,900  Tower Automotive                      2,782  (2)
                                           -------------
                                                 6,471
                                           -------------
BANKING & FINANCIAL (7.2%)
  107,100  Bank United                           2,584  (2)
   63,000  Charter One Financial                 2,398
   70,000  First Commerce                        2,502
   45,250  Mark Twain Bancshares                 1,753
   42,777  ONBANCorp, Inc.                       1,380
  155,000  Reliance Bancorp                      2,654

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   70,500  Texas Regional Bancshares         $   2,027
  105,200  Webster Financial                     3,393
                                           -------------
                                                18,691
                                           -------------
BUILDING, CONSTRUCTION & FURNISHINGS (6.5%)
  142,500  Apogee Enterprises                    4,881
   73,000  Lincoln Electric Class A              1,989
  125,000  Oakwood Homes                         2,937
  110,000  Texas Industries                      7,164
                                           -------------
                                                16,971
                                           -------------
CHEMICALS (2.5%)
  112,000  Lawter International                  1,330
  232,000  Lilly Industries                      3,683
   85,400  McWhorter Technologies                1,527  (2)
                                           -------------
                                                 6,540
                                           -------------
COMMUNICATIONS (1.3%)
  124,700  Black Box                             3,289  (2)
                                           -------------
CONSUMER PRODUCTS & SERVICES (7.1%)
   92,000  Alltrista Corp.                       2,070  (2)
   51,500  Block Drug                            2,292
   60,800  Bush Boake Allen                      1,368  (2)
  108,200  Coachmen Industries                   2,015
   40,000  First Brands                            910
   24,000  Marcus Corp.                            570
  253,600  Prime Hospitality                     4,818  (2)
   89,000  Richfood Holdings                     3,382
   75,000  The First Years                       1,003
                                           -------------
                                                18,428
                                           -------------
DIAGNOSTIC EQUIPMENT (0.9%)
  105,700  ADAC Laboratories                     2,431
                                           -------------
DIVERSIFIED (0.4%)
   40,200  Raven Industries                        915
                                           -------------
ELECTRONICS (12.4%)
  350,200  BMC Industries                       10,506

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
  224,800  Continental Circuits              $   2,810(2)
  291,900  Dallas Semiconductor                  5,546
   76,000  Fusion Systems                        1,463(2)
  136,900  Kent Electronics                      3,029(2)
   70,000  Nu Horizons                             578(2)
  232,500  Pioneer Standard Electronics          3,081
  119,000  SCI Systems                           5,310(2)
                                           -------------
                                                32,323
                                           -------------
ENERGY (6.6%)
  127,300  Aquila Gas Pipeline                   1,559
  623,000  Coho Energy                           3,894  (2)
   81,200  Cross Timbers Oil                     1,847
  108,100  Dreco Energy Services                 2,784  (2)
  247,000  Offshore Logistics                    3,087  (2)
  112,400  Smith International                   3,906  (2)
                                           -------------
                                                17,077
                                           -------------
ENTERTAINMENT (0.9%)
  126,375  Casino Data Systems                   2,322  (2)
                                           -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS & SERVICES (14.9%)
  105,000  Alamo Group                           1,549
   80,500  AMTROL, Inc.                          2,196
  103,300  CLARCOR Inc.                          2,221
   88,200  Dionex Corp.                          3,153  (2)
  142,850  Holophane Corp.                       2,179  (2)
   54,000  Kaydon Corp.                          2,423
   79,300  Libbey Inc.                           2,220
  117,400  Material Sciences                     1,878  (2)
  191,700  NN Ball & Roller                      2,876
  107,000  Pentair, Inc.                         2,916
   40,000  Roper Industries                      1,660
   22,800  U.S. Can                                345  (2)
  149,800  W.H. Brady                            3,408
   50,000  Wallace Computer Services             1,356
  153,000  Wolverine Tube                        6,273  (2)
  155,750  Woodhead Industries                   2,005
                                           -------------
                                                38,658
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
INSURANCE (1.8%)
   63,300  American Heritage Life          $     1,227
   68,300  FBL Financial Group                   1,383  (2)
   40,000  Orion Capital                         2,010
                                           -------------
                                                 4,620
                                           -------------
MACHINERY & EQUIPMENT (1.2%)
   59,000  Allied Products                       1,527
   90,450  Graco Inc.                            1,696
                                           -------------
                                                 3,223
                                           -------------
METALS (3.9%)
  145,000  Alumax Inc.                           4,785  (2)
   92,800  Commonwealth Aluminum                 1,485
  118,500  Kentucky Electric Steel                 844  (2)
  105,000  Steel of West Virginia                  682  (2)
  104,170  Varlen Corp.                          2,240
                                           -------------
                                                10,036
                                           -------------
OFFICE EQUIPMENT (2.5%)
  261,600  DH Technology                         6,409  (2)
                                           -------------
OIL & GAS (8.8%)
  115,000  Apache Corp.                          3,378
  178,500  Cairn Energy USA                      1,830  (2)
   54,200  Flores & Rucks                        1,782  (2)
  288,100  Nabors Industries                     4,285  (2)
  267,300  Oceaneering International             4,577  (2)
  310,800  Pride Petroleum Services              4,468  (2)
   55,000  Production Operators                  1,925
   53,500  Tuboscope VETCO                         669  (2)
                                           -------------
                                                22,914
                                           -------------
PACKING & CONTAINERS (0.4%)
   32,100  AptarGroup Inc.                       1,124
                                           -------------
PUBLISHING & BROADCASTING (3.1%)
   86,000  Central Newspapers                    3,139
   25,000  Houghton Mifflin                      1,187

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   65,000  McClatchy Newspapers              $   1,812
   34,250  Pulitzer Publishing                   1,858
                                           -------------
                                                 7,996
                                           -------------
RETAILING (0.8%)
   37,800  99 Cents Only Stores                    557  (2)
  119,000  Schultz Sav-O Stores                  1,577
                                           -------------
                                                 2,134
                                           -------------
TECHNOLOGY (4.1%)
   21,900  Analysts International                  805
  161,400  Auspex Systems                        2,542  (2)
   12,000  Computer Horizons                       285
   85,800  Methode Electronics Class A           1,630
  109,000  Reynolds & Reynolds                   5,464
                                           -------------
                                                10,726
                                           -------------
TEXTILES & APPAREL (1.0%)
   66,000  St. John Knits                        2,632
                                           -------------
TRANSPORTATION, SHIPPING & FREIGHT (1.8%)
   52,250  Air Express International             1,457
  120,000  Harmon Industries                     2,040
  213,600  Maritrans Inc.                        1,308
                                           -------------
                                                 4,805
                                           -------------
           TOTAL COMMON STOCKS (COST
            $189,255)                          250,474
                                           -------------
                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                  -------------
U.S. TREASURY SECURITIES (3.0%)
$7,800,000 U.S. Treasury Bills, 4.94% -
            5.105%, due 10/10/96 -
            11/14/96  (COST $7,742)          $   7,744
                                           -------------
SHORT-TERM CORPORATE NOTES (0.8%)
2,200,000  General Electric Capital
            Corp., 5.10%, due 9/3/96
            (COST $2,200)                        2,200  (3)
                                           -------------
           TOTAL INVESTMENTS (100.2%)
            (COST $199,197)                    260,418  (4)
           Liabilities, less cash,
            receivables and other assets
            [(0.2%)]                              (554  )
                                           -------------
           TOTAL NET ASSETS (100.0%)       $   259,864
                                           -------------


SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        2.4%
 2.  Chrysler Corp.                                  2.2%
 3.  Aetna Inc.                                      2.1%
 4.  General Motors                                  2.1%
 5.  Compaq Computer                                 2.0%
 6.  Federal National Mortgage Association           2.0%
 7.  Countrywide Credit Industries                   1.9%
 8.  First USA                                       1.6%
 9.  IMC Global                                      1.6%
10.  Wells Fargo                                     1.6%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (93.9%)
AUTO RELATED (3.3%)
  2,500,000  Cabot Corp.                     $    68,750
    883,500  Magna International Class A          42,629
  1,889,700  Varity Corp.                         94,957 (2)
                                             ------------
                                                 206,336
                                             ------------
AUTOMOTIVE (4.3%)
  4,800,000  Chrysler Corp.                      139,800
  2,570,000  General Motors                      127,858
                                             ------------
                                                 267,658
                                             ------------
BANKING (5.7%)
  1,340,000  Bank of Boston                       70,685
  1,820,000  CITICORP                            151,515
    504,000  First Tennessee National             17,199
    900,000  Signet Banking                       21,713
    389,600  Wells Fargo                          96,913
                                             ------------
                                                 358,025
                                             ------------
CHEMICALS (1.6%)
  2,325,000  IMC Global                           99,975
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CONSUMER GOODS & SERVICES (0.8%)
    185,000  Kellwood Co.                    $     2,983
  3,236,900  Owens-Illinois                       49,767 (2)
                                             ------------
                                                  52,750
                                             ------------
DRUGS (0.6%)
    480,000  Zeneca Group ADR                     34,620
                                             ------------
FINANCIAL SERVICES (12.6%)
    857,000  ADVANTA Corp. Class B                38,136
    216,485  Alleghany Corp.                      43,730 (2)
  2,424,000  Capital One Financial                73,023
  4,800,000  Countrywide Credit Industries       115,800
  1,020,000  Dean Witter, Discover                51,000
    775,000  Federal Home Loan Mortgage           68,491
  4,080,000  Federal National Mortgage
              Association                        126,480
  1,920,000  First USA                           101,760
    270,000  Household International              21,398
  1,167,650  MBNA Corp.                           35,467
  1,250,000  Merrill Lynch                        76,562
    492,300  MGIC Investment                      31,200
                                             ------------
                                                 783,047
                                             ------------
FOOD PRODUCTS (1.0%)
  2,625,000  IBP, Inc.                            61,359
                                             ------------
FOREST PRODUCTS & PAPER (5.1%)
  1,400,000  Champion International               60,200
  1,200,000  Fort Howard                          28,350 (2)
    600,000  Mead Corp.                           34,350
    676,300  Rayonier Inc.                        26,798
  1,995,000  Stone Container                      27,681
    765,000  Temple-Inland                        37,772

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    900,000  Union Camp                       $   43,650
    907,000  Willamette Industries                56,007
                                             ------------
                                                 314,808
                                             ------------
HEALTH CARE (5.5%)
  1,652,900  FHP International                    59,918 (2)
  3,020,000  Foundation Health                    90,600 (2,5)
  4,190,000  Healthsource Inc.                    62,850 (2,5)
  4,190,400  Humana Inc.                          78,570 (2)
  1,380,800  Mid Atlantic Medical Services        18,641 (2)
  1,066,396  Wellpoint Health Networks            33,058 (2)
                                             ------------
                                                 343,637
                                             ------------
HEAVY INDUSTRY (1.7%)
  4,778,900  Coltec Industries                    71,684 (2,5)
    600,000  Rockwell International               31,200
                                             ------------
                                                 102,884
                                             ------------
INDUSTRIAL GOODS & SERVICES (3.8%)
  1,050,000  Aluminum Co. of America              65,231
  2,223,500  American Standard                    75,877 (2)
    663,800  Phelps Dodge                         40,160
  2,002,500  USG Corp.                            57,071 (2)
                                             ------------
                                                 238,339
                                             ------------
INSURANCE (5.6%)
  1,952,220  Aetna Inc.                          129,091
    520,000  American International Group         49,400
    508,600  Chubb Corp.                          22,569
    561,800  ITT Hartford Group                   29,635
    264,300  National Re                          13,909
    263,500  Transatlantic Holdings               18,280
  2,045,000  Travelers Group                      88,702
                                             ------------
                                                 351,586
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
MEDIA & ENTERTAINMENT (6.3%)
    870,000  A.H. Belo                       $    34,909
  1,100,000  Comcast Corp. Class A                17,462
  3,200,000  Comcast Corp. Class A Special        51,600
  1,450,000  Harcourt General                     69,419
    730,900  Jones Intercable Inc. Class A         9,319 (2)
     49,500  Knight-Ridder                         1,671
    389,600  Omnicom Group                        17,678
    401,700  R.R. Donnelley                       13,105
  1,700,000  Time Warner                          56,737
  1,352,000  United International Holdings        18,590 (2)
  1,500,000  Viacom Inc. Class B                  47,250 (2)
  1,530,000  Vodafone Group ADR                   57,949
                                             ------------
                                                 395,689
                                             ------------
OIL & GAS (6.0%)
    267,833  British Petroleum ADR                31,537
    832,150  Kerr-McGee                           47,745
    800,000  Murphy Oil                           35,000
    928,800  Norsk Hydro ADR                      42,376
  1,104,500  Parker & Parsley Petroleum           27,336
    621,900  Union Pacific Resources Group        16,947
  1,980,000  Unocal Corp.                         67,815
  1,542,500  Vastar Resources                     53,795
    398,600  Western Atlas                        24,215 (2)
  1,702,000  Zeigler Coal Holding                 25,530 (5)
                                             ------------
                                                 372,296
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (1.6%)
  1,159,500  CWM Mortgage Holdings                21,306
  1,442,600  Hospitality Properties Trust         38,589 (5)

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    510,000  Security Capital Industrial
              Trust                           $    9,180
  1,040,000  Spieker Properties                   31,070
                                             ------------
                                                 100,145
                                             ------------
RETAIL (2.5%)
    260,500  Barnes & Noble                        8,564 (2)
  3,241,700  Fingerhut Cos.                       43,358 (5)
    510,000  May Department Stores                23,205
     84,800  Payless ShoeSource                    2,978 (2)
  2,860,000  Wal-Mart Stores                      75,790
                                             ------------
                                                 153,895
                                             ------------
STEEL (1.7%)
    553,100  AK Steel Holding                     20,603
    763,100  Allegheny Teledyne                   15,453
  3,278,200  J & L Specialty Steel                44,665 (5)
  2,175,500  LTV Corp.                            25,562
                                             ------------
                                                 106,283
                                             ------------
TECHNOLOGY (13.9%)
  1,165,000  Altera Corp.                         51,260 (2)
  1,500,000  Applied Materials                    36,375 (2)
  1,475,000  Arrow Electronics                    67,297 (2)
  1,367,500  Avnet, Inc.                          63,931
    600,000  Cabletron Systems                    36,600 (2)
  2,250,000  Compaq Computer                     127,406 (2)
  1,660,000  Digital Equipment                    64,118 (2)
    575,000  Intel Corp.                          45,892
  2,400,000  KLA Instruments                      47,400 (2)
  1,752,000  Komag, Inc.                          37,230 (2)
  1,600,000  Linear Technology                    54,400
  1,123,300  LSI Logic                            24,572 (2)
  1,100,000  Micron Technology                    25,025
  1,035,200  National Semiconductor               19,022 (2)
  1,285,000  Seagate Technology                   61,680 (2)
  1,560,000  Texas Instruments                    72,930
    853,200  Xilinx Inc.                          29,862 (2)
                                             ------------
                                                 865,000
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
TELECOMMUNICATIONS (4.9%)
  2,143,000  360 Communications              $    51,164 (2)
  2,375,000  Airtouch Communications              65,312 (2)
  1,000,000  Frontier Corp.                       29,500
  2,140,000  Tele-Communications
              International                       35,578 (2)
  4,000,000  Tele-Communications, Inc.
              Class A                             59,500 (2)
  3,683,400  U.S. West Media Group                66,762 (2)
                                             ------------
                                                 307,816
                                             ------------
TELEPHONE UTILITIES (1.2%)
  1,400,000  AT&T Corp.                           73,500
                                             ------------
TRANSPORTATION (4.2%)
    360,759  AMR Corp.                            29,582 (2)
    700,000  Canadian Pacific                     15,750
  1,009,000  CSX Corp.                            51,081
    500,000  Delta Air Lines                      35,437
  2,000,000  Ryder System                         56,750
    650,000  Union Pacific                        47,369
  1,257,000  USFreightways Corp.                  26,083 (5)
                                             ------------
                                                 262,052
                                             ------------
             TOTAL COMMON STOCKS (COST
              $4,834,551)                      5,851,700
                                             ------------
PREFERRED STOCKS (0.8%)
    250,000  FHP International, 5.00%              7,531
     52,430  Aetna Inc., Ser. C, Cv., 6.25%        3,644
    605,700  Airtouch Communications, Ser.
              B, Cv., 6.00%                       17,414

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    388,994  Airtouch Communications, Ser.
              C, Cv., 4.25%                   $   18,526
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $41,123)                            47,115
                                             ------------
RIGHTS (0.0%)
    510,000  Security Capital Industrial
              Trust, Expire 9/24/96 (COST
              $0)                                     48 (2)
                                             ------------
 Principal
  Amount
-----------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)              15,843(6)
                                             ------------
                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (5.8%)
$347,780,000 U.S. Treasury Bills, 4.965% -
              5.26%, due 9/5/96 - 12/12/96    $  347,034
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,759
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $361,808)                    362,793
                                             ------------
             TOTAL INVESTMENTS (100.7%)
              (COST $5,252,479)                6,277,499(4)
             Liabilities, less cash,
              receivables and other assets
              [(0.7%)]                           (44,957)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $6,232,542
                                             ------------


SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ---------------------------------------------------------------------------------------------
     HOLDING                                       COUNTRY      INDUSTRY                   PERCENTAGE
 1.  Dassault Systemes ADR                     France           Technology                       1.6%
                                                                Industrial Goods &
 2.  SGL Carbon                                Germany          Services                         1.3%
 3.  TT Tieto "B"                              Finland          Technology                       1.2%
 4.  Compania Peruana de Telefonos "B"         Peru             Telecommunications               1.2%
 5.  Adidas AG                                 Germany          Retailing                        1.2%
 6.  Bure Investment                           Sweden           Banking & Financial              1.1%
 7.  Ares-Serono Group "B"                     Switzerland      Pharmaceutical                   1.1%
 8.  Barclays PLC                              United Kingdom   Banking & Financial              1.0%
 9.  Altana AG                                 Germany          Pharmaceutical                   0.9%
10.  Powerscreen International PLC             Ireland          Machinery & Equipment            0.9%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (87.6%)
ARGENTINA (1.1%)
    4,000  Central Costanera ADR           $       124  (6)
    6,500  IRSA Inversiones y
            Representaciones GDR                   179
   10,000  Telefonica de Argentina ADR             239
    5,000  YPF SA ADR                              106
                                           -------------
                                                   648
                                           -------------
AUSTRALIA (0.6%)
   10,274  Broken Hill Proprietary                 140
   30,000  QBE Insurance Group                     180
                                           -------------
                                                   320
                                           -------------
AUSTRIA (0.8%)
    2,300  OMV AG                                  230
      918  Wolford AG                              219
                                           -------------
                                                   449
                                           -------------
BELGIUM (1.2%)
    2,000  Barco Industries                        343
    8,060  Telinfo SA                              331  (2)
                                           -------------
                                                   674
                                           -------------

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
BRAZIL (0.9%)
    7,000  Telecomunicacoes Brasileiras
            ADR                            $       521
                                           -------------
CHILE (1.0%)
   19,000  Banco Santander Chile ADR               240
    2,000  Cia de Telecomunicaciones de
            Chile ADR                              195
    5,000  Santa Isabel ADR                        127
                                           -------------
                                                   562
                                           -------------
CZECH REPUBLIC (0.4%)
    8,000  Czech Republic Fund                     118
    3,650  Komercni Banka GDR                      114
                                           -------------
                                                   232
                                           -------------
DENMARK (1.3%)
   12,000  Bang & Olufsen Holding                  451
    1,250  Falck AS                                306
                                           -------------
                                                   757
                                           -------------
FINLAND (3.0%)
   10,300  Aamulehti Group II                      262  (6)
   15,000  Amer Group                              366
   25,000  Hansabank AS                            196  (2)

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   12,900  TT Tieto "B"                      $     710
    6,000  Valmet Corp. ADR                        202
                                           -------------
                                                 1,736
                                           -------------
FRANCE (7.0%)
    2,220  Cardif SA                               288
    3,990  Chargeurs International                 144
    2,800  Compagnie Bancaire                      277
    2,600  Credit Local de France                  214
   22,900  Dassault Systemes ADR                   887  (2)
    1,350  Elf Gabon                               284
    3,800  Grand Optical Photoservice              465
    2,400  Group Axime                             281  (6)
    8,000  Lagardere Groupe                        191
      990  Pathe SA                                262  (2)
    5,500  SGS Thomson Microelectronics            220  (2)
    5,300  SGS Thomson Microelectronics -
            New York                               217  (2)
    2,500  Unilog SA                               255
                                           -------------
                                                 3,985
                                           -------------
GERMANY (5.1%)
    7,800  Adidas AG                               671  (6)
      700  Altana AG                               530
    8,000  Hoechst AG                              281
      527  Mannesmann AG                           190
    6,000  SGL Carbon                              732  (2)
   25,000  Tarkett AG                              508  (2,6)
                                           -------------
                                                 2,912
                                           -------------
HONG KONG (4.0%)
   27,000  Cheung Kong Holdings                    189
1,070,000  Climax International                    169
  150,000  First Pacific                           244
   22,000  HSBC Holdings PLC                       380
   34,000  Hutchison Whampoa                       206
  920,000  Joyce Boutique Holdings                 244
  374,000  Manhattan Card                          168
   29,500  Swire Pacific "A"                       262
  100,000  Varitronix International                189
  112,000  VTech Holdings                          206
                                           -------------
                                                 2,257
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
HUNGARY (1.1%)
    5,050  BorsodChem Rt. GDR              $        96  (6)
    3,260  EGIS Rt. EDR                            212  (2)
   12,250  OTP Bank GDR                            218
    1,950  Richter Gedeon GDR                      109  (6)
                                           -------------
                                                   635
                                           -------------
INDIA (0.4%)
    6,000  Bajaj Auto GDR                          220  (2,6)
                                           -------------
INDONESIA (1.6%)
   20,000  Hanjaya Mandala Sampoerna -
            Foreign                                193
    6,000  Indosat ADR                             187
   82,500  Matahari Putra Prima - Foreign          108
  357,000  Steady Safe - Foreign                   290
    4,000  Telekomunikasi Indonesia ADR            111
                                           -------------
                                                   889
                                           -------------
IRELAND (1.9%)
   15,000  Adare Printing Group PLC                109
   30,000  CRH PLC                                 297
   30,272  Greencore Group PLC                     152
   64,000  Powerscreen International PLC           523
                                           -------------
                                                 1,081
                                           -------------
ISRAEL (2.1%)
   20,000  NICE-Systems ADR                        495
   15,000  Orbotec, Ltd.                           184  (2)
   25,000  Tecnomatix Technologies                 497  (2)
                                           -------------
                                                 1,176
                                           -------------
ITALY (2.6%)
   50,000  Ente Nazionale Idrocarburi              219
    7,500  Esaote Biomedica ADR                    279  (2,6)
    4,000  Fila Holding ADR                        388
    3,000  Luxottica Group ADR                     229
   28,000  SAES Getters ADR                        392  (2)
                                           -------------
                                                 1,507
                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
JAPAN (6.3%)
   10,000  77 Bank                         $        97
    5,600  Acom Co.                                225
   12,000  Arcland Sakamoto                        174
    1,000  Autobacs Seven                           84
   18,000  Banyu Pharmaceutical                    235
   10,000  Calsonic Corp.                           74
    5,000  Fanuc                                   183
    2,000  Ito Yokado                              105
    9,000  JACCS Co.                                71
    4,000  Kyocera Corp.                           272
    6,000  Matsushita Electric Industrial          101
    5,000  Mitsubishi Trust & Banking               75
   18,000  NEC Corp.                               192
   10,000  Nikon Corp.                             109
    9,000  Sankyo Co.                              224
    2,000  Sega Enterprises                         86
      350  Shin-Etsu Chemical                        6
      375  Shinkawa                                  7
    2,000  SMC Corp.                               140
    8,100  Sony Corp.                              508
   10,000  Tachi-S                                  97
   10,000  Taisho Pharmaceutical                   201
   13,000  Takeda Chemical Industries              225
    4,000  Tokyo Ohka Kogyo                        102
                                           -------------
                                                 3,593
                                           -------------
KOREA (0.6%)
       10  Korea 1990 Trust IDR                     45  (2)
    2,200  Korea Electric Power                     67  (2)
    1,299  Samsung Electronics                     101  (2)
      391  Samsung Electronics - New                29  (2)
      144  Shinsegae - New                           9  (2)
    1,329  Shinsegae Department Store               83  (2)
                                           -------------
                                                   334
                                           -------------
MALAYSIA (2.2%)
   24,000  Ekran                                   102
   16,000  Genting                                 118
   21,000  Malayan Banking                         200
   34,000  Malaysian Assurance Alliance            187
   48,000  New Straits Times Press                 269
   34,000  Sime Darby                              115
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   12,000  Telekom Malaysia                  $     106
   30,000  YTL Corp.                               148(6)
                                           -------------
                                                 1,245
                                           -------------
MEXICO (2.6%)
   76,859  ALFA, SA "A"                            337
   65,000  Cementos de Mexico "B"                  269  (2)
   16,000  Coca-Cola FEMSA ADR                     420
   83,000  Fomento Economico Mexicano "B"          248
    5,000  Panamerican Beverages "A"               211
                                           -------------
                                                 1,485
                                           -------------
NETHERLANDS (3.7%)
    4,500  Aegon N.V.                              220
    6,400  ASM Lithography Holding                 246
   12,520  Elsevier N.V.                           199
   20,148  Getronics N.V.                          491
    6,000  Hunter Douglas                          420
    8,210  Royal PTT Nederland                     288
   14,000  VNU Verenigd Bezit                      243
                                           -------------
                                                 2,107
                                           -------------
NEW ZEALAND (0.3%)
    2,000  Telecom of New Zealand ADR              153
                                           -------------
NORWAY (2.8%)
    9,000  Hafslund ASA "B"                         57
   20,000  Merkantildata AS                        293
    7,800  Nera AS                                 287
   10,000  Petroleum Geo-Services ADR              273  (2)
   21,800  Schibsted Group                         316
    9,000  Tomra Systems                            98
   50,000  VISMA AS                                281
                                           -------------
                                                 1,605
                                           -------------
PERU (1.2%)
  297,000  Compania Peruana de Telefonos
            "B"                                    694  (2)
                                           -------------
PHILIPPINES (1.7%)
  980,000  Bankard, Inc.                           288  (2)
   16,500  Benpres Holdings GDR                    116  (2,6)
  114,000  Fil-Estate Land                         118

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
  446,000  International Container
            Terminal Services                $     272
  550,000  JG Summit Holdings "A"                  197
                                           -------------
                                                   991
                                           -------------
RUSSIA (0.8%)
    5,500  GUM ADR                                 220  (2)
    4,000  Lukoil Holding ADR                      156
    3,500  Mosenergo ADR                           102  (2,6)
                                           -------------
                                                   478
                                           -------------
SINGAPORE (2.2%)
  300,000  Datacraft Asia                          324
   14,000  Singapore Press Holdings                243
   39,000  United Overseas Bank-Foreign            374
  200,000  Venture Manufacturing                   320
                                           -------------
                                                 1,261
                                           -------------
SPAIN (1.0%)
    1,300  Empresa Nacional de
            Electricidad ADR                        76
    8,500  Telefonica de Espana ADR                471
                                           -------------
                                                   547
                                           -------------
SWEDEN (8.2%)
   75,000  Bure Investment                         651  (6)
   30,800  Caran "B"                               363
    7,000  Celsius Industries "B"                   88
   30,000  Dahl International                      453  (2,6)
    3,000  Elekta Instrument "B"                   117
    7,000  Enator AB                               152  (2)
   31,200  Frontec "B"                             346
   17,000  Getinge Industrier                      307
   12,200  Kinnevik                                342
   22,600  L.M. Ericsson Telephone ADR             521
   12,200  NetCom Systems "B"                      135  (2)
   23,000  Nobel Biocare                           438
    8,400  Skandia Forsakrings                     197
   24,000  Skandinaviska Enskilda Banken
            "A"                                    199
    6,000  WM-Data "B"                             361
                                           -------------
                                                 4,670
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
SWITZERLAND (2.3%)
      595  Ares-Serono Group "B"           $       625
      125  Lindt & Spruengli                       217
      240  Sandoz AG                               285
    1,100  Schweizerischer Bankverein "B"          214
                                           -------------
                                                 1,341
                                           -------------
TAIWAN (0.3%)
    2,672  Asia Cement GDS                          56  (2)
    4,000  China Steel GDR                          90
                                           -------------
                                                   146
                                           -------------
THAILAND (1.1%)
    6,200  Bangkok Bank-Foreign                     78
   25,900  K.R. Precision - Foreign                127
    2,800  Siam Cement-Foreign                     108
   32,000  Thai Farmers Bank-Foreign               339
                                           -------------
                                                   652
                                           -------------
UNITED KINGDOM (14.2%)
   29,000  Azlan Group PLC                         322
   38,800  Barclays PLC                            551
   26,600  British Airport Authority PLC           199
    3,000  British Petroleum ADR                   353
   48,500  Cadbury Schweppes PLC                   389
   50,625  Carlton Communications PLC              379
   35,900  Dorling Kindersley Holdings
            PLC                                    293
   30,000  EMAP PLC                                333
    8,660  EMI Group PLC                           195
   19,800  Ethical Holdings ADR                    156
   16,500  GKN PLC                                 271
   50,000  Inchcape PLC                            231
   26,000  J.D. Wetherspoon PLC                    386
   60,000  JBA Holdings PLC                        454
   30,000  Misys PLC                               395
  155,000  Orange PLC                              465  (2)
   48,000  Rentokil Group PLC                      306
   40,000  Sage Group PLC                          272
   20,000  SEMA Group PLC                          231

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   16,000  Tele-Communications
            International                    $     266(2)
    8,660  Thorn PLC                                53(2)
   81,186  Tomkins PLC                             332
   40,900  United Utilities PLC                    386
   12,000  Videotron Holdings ADR                  201(2)
  100,000  WPP Group PLC                           358
    4,000  Zeneca Group ADR                        289
                                           -------------
                                                 8,066
                                           -------------
           TOTAL COMMON STOCKS (COST
            $43,563)                            49,929
                                           -------------
PREFERRED STOCKS (3.5%)
      300  Bayerische Motoren Werke,
            Germany                                124
    2,100  Fresenius AG, Germany                   411
    6,000  Moebel Walther, Germany                 332
   11,000  Nokia Corp. ADR, Finland                465
    2,500  SAP AG, Germany                         410
   80,000  Village Roadshow "A",
            Australia                              253  (2)
                                           -------------
           TOTAL PREFERRED STOCKS (COST
            $1,531)                              1,995
                                           -------------

                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                  -------------
CONVERTIBLE BONDS (0.6%)
$ 291,000  United Micro Electronics, Cv.
            Unsub. Notes, 1.25%, due
            6/8/04 (COST $357)               $     349(6)
                                           -------------

U.S. TREASURY SECURITIES (9.7%)
5,520,000  U.S. Treasury Bills, 4.90% -
            5.04%, due 9/5/96 - 10/24/96
            (COST $5,492)                        5,492  (3)
                                           -------------

           TOTAL INVESTMENTS (101.4%)
            (COST $50,943)                      57,765  (4)

           Liabilities, less cash,
            receivables and other assets
            [(1.4%)]                              (782  )
                                           -------------

           TOTAL NET ASSETS (100.0%)       $    56,983
                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        2.9%
 2.  First USA                                       2.8%
 3.  General Nutrition                               2.7%
 4.  Harrah's Entertainment                          2.5%
 5.  Healthsource Inc.                               2.5%
 6.  Intel Corp.                                     2.5%
 7.  GTECH Holdings                                  2.4%
 8.  Capital One Financial                           2.3%
 9.  Wells Fargo                                     2.2%
10.  United Healthcare                               2.2%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (100.3%)
CHEMICALS (1.2%)
   100,000  Hercules Inc.                   $     4,975
    40,000  SGL Carbon ADR                        1,610  (2)
                                            -------------
                                                  6,585
                                            -------------
COMMUNICATIONS (12.1%)
   385,000  Airtouch Communications              10,587  (2)
   585,000  Comcast Corp. Class A Special         9,433
   680,000  Comcast UK Cable Partners
             Limited                              7,310  (2)
   280,000  ECI Telecommunications                5,775
   380,000  International CableTel                9,215  (2)
   480,000  Tele-Communications,
             Inc. Class A                         7,140  (2)
            Tele-Communications,
    87,500   Inc. Class A Liberty
             Media Group                          2,308  (2)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   280,000  Vanguard Cellular Systems         $   5,355(2)
   305,000  Vodafone Group ADR                   11,552
                                            -------------
                                                 68,675
                                            -------------
CONSUMER GOODS & SERVICES (9.3%)
   510,000  Authentic Fitness                     6,758
   345,000  CUC International                    11,859  (2)
    85,000  Industrie Natuzzi ADR                 4,292
    90,000  Luxottica Group ADR                   6,874
   125,000  Nine West                             6,438  (2)
   480,000  Nu-Kote Holding                       5,820  (2)
    50,000  Philip Morris                         4,487
   245,000  Regis Corp.                           6,125
                                            -------------
                                                 52,653
                                            -------------
DRUGS & HEALTH CARE (12.9%)
   510,000  Coventry Corp.                        6,726  (2)
   941,000  Healthsource Inc.                    14,115  (2)
   155,000  Nellcor Puritan Bennett               3,991  (2)
   130,000  PacifiCare Health Systems
             Class B                             10,465  (2)
   110,000  R.P. Scherer                          5,294  (2)
   211,000  Teva Pharmaceutical ADR               7,688
   320,000  United Healthcare                    12,360
   100,000  Warner-Lambert                        5,950
   225,000  Watson Pharmaceuticals                6,525  (2)
                                            -------------
                                                 73,114
                                            -------------
ENTERTAINMENT (8.9%)
   490,000  GTECH Holdings                       13,598  (2)
   760,000  Harrah's Entertainment               14,440  (2)
   750,000  Players International                 4,875  (2)
   225,000  Promus Hotel                          6,778  (2)
   545,000  Showboat, Inc.                       10,832
                                            -------------
                                                 50,523
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
FINANCIAL SERVICES (16.4%)
   220,000  Bear Stearns                    $     5,143
   430,000  Capital One Financial                12,954
   200,000  CITICORP                             16,650
   185,000  Finova Group                         10,175
   295,000  First USA                            15,635
   320,000  MBNA Corp.                            9,720
   215,000  Morgan Stanley Group                 10,266
    51,000  Wells Fargo                          12,686
                                            -------------
                                                 93,229
                                            -------------

INSURANCE (8.2%)
   200,000  ACE Ltd.                              9,325
   365,000  Highlands Insurance                   6,935  (2)
    85,000  Loews Corp.                           6,354
   324,000  PennCorp Financial Group              9,882
   143,000  Sphere Drake Holdings                 1,341
    48,500  Transatlantic Holdings                3,365
   220,000  Travelers Group                       9,542
                                            -------------
                                                 46,744
                                            -------------

REAL ESTATE (0.1%)
    25,000  JDN Realty                              584
                                            -------------

RESTAURANTS (8.4%)
    55,000  Buffets Inc.                            756  (2)
   410,000  Cheesecake Factory                    9,635  (2)
   425,000  CKE Restaurants                      11,794
   470,000  HomeTown Buffet                       7,285  (2)
   416,000  IHOP Corp.                           10,296  (2)
   335,000  Sonic Corp.                           7,872  (2)
                                            -------------
                                                 47,638
                                            -------------

SPECIALTY RETAIL (7.0%)
 1,020,000  General Nutrition                    15,045  (2)
   450,000  Office Depot                          7,144  (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   500,000  Staples Inc.                      $   9,875(2)
   300,000  Viking Office Products                7,762(2)
                                            -------------
                                                 39,826
                                            -------------
TECHNOLOGY (14.8%)
   130,000  Informix Corp.                        2,925  (2)
   175,000  Intel Corp.                          13,967
   550,000  KLA Instruments                      10,863  (2)
   295,000  Micron Technology                     6,711
   155,000  Motorola, Inc.                        8,273
   245,000  Nokia Corp. ADR                      10,351
    55,000  SAP AG (Ordinary Shares)              9,163
   205,000  Seagate Technology                    9,840  (2)
   230,000  Texas Instruments                    10,753
   100,000  Xeikon N.V. ADR                       1,125  (2)
                                            -------------
                                                 83,971
                                            -------------
TRANSPORTATION (1.0%)
   250,000  RailTex Inc.                          5,500  (2)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $486,409)                          569,042
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (1.9%)
$11,010,000 U.S. Treasury Bills, 4.97% &
             4.94%, due 9/19/96 & 10/10/96
             (COST $10,980)                      10,983
                                            -------------
            TOTAL INVESTMENTS (102.2%)
             (COST $497,389)                    580,025(4)
            Liabilities, less cash,
             receivables and other assets
             [(2.2%)]                           (12,599)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 567,426
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wells Fargo                                     2.4%
 2.  Price/Costco                                    2.3%
 3.  Columbia/HCA Healthcare                         2.3%
 4.  Travelers Group                                 2.1%
 5.  W.R. Grace                                      2.1%
 6.  Knight-Ridder                                   2.1%
 7.  Progressive Corp.                               2.1%
 8.  Revco D.S.                                      2.0%
 9.  Warner-Lambert                                  2.0%
10.  Comcast Corp. Class A Special                   2.0%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.8%)
AEROSPACE (2.7%)
    559,400  Litton Industries               $    26,082
    322,400  Lockheed Martin                      27,122
                                             ------------
                                                  53,204
                                             ------------
BANKING & FINANCIAL SERVICES (9.0%)
    630,300  American Express                     27,576
    782,100  Capital One Financial                23,561
    459,100  CITICORP                             38,220
  1,403,400  Countrywide Credit Industries        33,857
    410,100  H & R Block                          10,252
    190,566  Wells Fargo                          47,403
                                             ------------
                                                 180,869
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.9%)
  1,300,000  USG Corp.                            37,050 (2)
                                             ------------
BUSINESS SERVICES (0.9%)
    300,000  Dun & Bradstreet                     17,288
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CHEMICALS (3.4%)
    300,000  duPont                          $    24,637
     11,000  Eastman Chemical                        615
    648,500  W.R. Grace                           42,558
                                             ------------
                                                  67,810
                                             ------------
COMMUNICATIONS (0.9%)
    500,000  Vodafone Group ADR                   18,938
                                             ------------
CONSUMER GOODS & SERVICES (1.3%)
    610,000  Tupperware Corp.                     26,687
                                             ------------
DIVERSIFIED (1.9%)
    210,000  Anheuser Busch                       15,907
     60,000  Mannesmann AG ADR                    21,681
                                             ------------
                                                  37,588
                                             ------------
ELECTRONICS (2.1%)
    900,000  KLA Instruments                      17,775 (2)
    500,000  Loral Space & Communications          7,000
    450,300  Sundstrand Corp.                     16,830
                                             ------------
                                                  41,605
                                             ------------
ENTERTAINMENT (4.0%)
  1,000,000  Mirage Resorts                       23,250 (2)
    760,300  Royal Caribbean Cruises              20,053
  1,071,700  Time Warner                          35,768
                                             ------------
                                                  79,071
                                             ------------
FOOD & DRUG STORES (2.1%)
  1,590,500  Revco D.S.                           40,955 (2)
                                             ------------
FOOD & TOBACCO (2.5%)
  1,200,000  IBP, Inc.                            28,050
    800,000  RJR Nabisco Holdings                 21,100
                                             ------------
                                                  49,150
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
HEALTH CARE (4.0%)
    550,000  Ciba-Geigy ADR                  $    34,513
    799,900  Columbia/HCA Healthcare              45,094
                                             ------------
                                                  79,607
                                             ------------
INDUSTRIAL GOODS & SERVICES (6.4%)
    702,500  AK Steel Holding                     26,168
    600,000  Crown Cork & Seal                    28,050
    357,400  Goodyear Tire & Rubber               16,306
  1,455,000  Owens-Illinois                       22,371 (2)
    326,300  Varity Corp.                         16,396 (2)
    450,000  XTRA Corp.                           19,519
                                             ------------
                                                 128,810
                                             ------------
INSURANCE (12.1%)
    722,400  Allstate Corp.                       32,237
  1,142,500  Equitable Cos.                       28,134
  1,164,200  EXEL Ltd.                            39,001
    325,000  MBIA, Inc.                           26,487
    641,775  Orion Capital                        32,249
    770,000  Progressive Corp.                    41,869
    988,200  Travelers Group                      42,863
                                             ------------
                                                 242,840
                                             ------------
MEDIA (4.9%)
  8,671,205  Australis Media (Ordinary
              Shares)                              1,235 (2)
  2,500,000  Comcast Corp. Class A Special        40,312
  1,245,000  Knight-Ridder                        42,019
    450,000  Viacom Inc. Class B                  14,175 (2)
                                             ------------
                                                  97,741
                                             ------------
MINING (1.4%)
    798,200  Freeport-McMoRan                     27,438
                                             ------------
OIL & GAS (4.2%)
  2,400,000  Gulf Canada Resources                14,400
    467,600  Noble Affiliates                     18,763
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    269,800  Schlumberger, Ltd.               $   22,764
    800,950  Tejas Gas                            27,833(2)
                                             ------------
                                                  83,760
                                             ------------
PAPER & FOREST PRODUCTS (1.7%)
  1,475,000  Fort Howard                          34,847 (2)
                                             ------------
PHARMACEUTICAL (2.0%)
    680,000  Warner-Lambert                       40,460
                                             ------------
PUBLISHING & BROADCASTING (0.5%)
    961,000  Hollinger International              10,451
                                             ------------
RAILROADS (1.6%)
    427,100  Union Pacific                        31,125
                                             ------------
REAL ESTATE (6.0%)
    400,000  Beacon Properties                    10,900
    350,700  CBL & Associates Properties           8,066
    575,000  Del Webb                             10,350
    742,300  Hospitality Properties Trust         19,857
  2,555,100  Host Marriott                        35,133 (2)
    316,700  Irvine Apartment Communities          7,126
    377,000  Macerich Co.                          8,105
    367,300  Starwood Lodging Trust               13,957
    155,000  Vornado Realty Trust                  6,452
                                             ------------
                                                 119,946
                                             ------------
RETAILING (1.8%)
    475,000  Harcourt General                     22,741
    300,000  Melville Corp.                       12,675
                                             ------------
                                                  35,416
                                             ------------
RETAILING & APPAREL (3.4%)
    555,200  Nordstrom, Inc.                      21,653
  2,350,000  Price/Costco                         46,706 (2)
                                             ------------
                                                  68,359
                                             ------------
SPECIALTY CHEMICAL (0.3%)
    180,000  Millipore Corp.                       6,885
                                             ------------

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
TECHNOLOGY (6.8%)
    400,000  Applied Materials               $     9,700 (2)
    474,700  Autodesk, Inc.                       10,918
  1,200,000  Komag, Inc.                          25,500 (2)
    500,000  Seagate Technology                   24,000 (2)
    600,000  Texas Instruments                    28,050
    702,500  Xerox Corp.                          38,550
                                             ------------
                                                 136,718
                                             ------------

             TOTAL COMMON STOCKS (COST
              $1,563,649)                      1,794,618
                                             ------------

PREFERRED STOCKS (0.6%)
  2,277,000  RJR Nabisco, Ser. C, Dep.
              Shares  (COST $15,318)              12,239
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (8.4%)
$169,230,000 U.S. Treasury Bills, 4.925% -
              5.26%, due 9/19/96 - 12/12/96
              (COST $167,943)                 $  168,009
                                             ------------
SHORT-TERM CORPORATE NOTES (1.5%)
 30,000,000  General Electric Capital
              Corp., 5.233%, due 9/9/96
              (COST $30,000)                      30,000 (3)
                                             ------------
             TOTAL INVESTMENTS (100.3%)
              (COST $1,776,910)                2,004,866 (4)
             Liabilities, less cash,
              receivables and other assets
              [(0.3%)]                            (5,263 )
                                             ------------
             TOTAL NET ASSETS (100.0%)       $ 1,999,603
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Louisiana Land & Exploration                    2.9%
 2.  Illinois Central                                2.5%
 3.  Dun & Bradstreet                                2.2%
 4.  ENSERCH Corp.                                   2.2%
 5.  National City                                   2.1%
 6.  Hewlett-Packard                                 2.1%
 7.  Intel Corp.                                     2.1%
 8.  Brooklyn Union Gas                              2.1%
 9.  Warner-Lambert                                  2.1%
10.  Cabot Corp.                                     2.0%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (94.6%)
AGRICULTURE (0.8%)
   83,500  Mycogen Corp.                   $     1,331  (2)
                                           -------------
BANKING (8.7%)
   32,000  CITICORP                              2,664
   67,007  CoreStates Financial                  2,772
  150,000  Dime Bancorp                          1,969  (2)
   60,000  Mercantile Bancorporation             2,933
   90,000  National City                         3,386
                                           -------------
                                                13,724
                                           -------------
BUSINESS SERVICES (5.1%)
   82,500  Banta Corp.                           1,934
   60,000  Dun & Bradstreet                      3,457
  110,000  John H. Harland                       2,764
                                           -------------
                                                 8,155
                                           -------------
CHEMICALS (9.7%)
   40,000  Air Products & Chemicals              2,190
  115,000  Cabot Corp.                           3,163
  100,000  Dexter Corp.                          2,912
   55,000  Minerals Technologies                 2,097

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   65,000  Morton International              $   2,413
   50,000  Perkin-Elmer                          2,594
                                           -------------
                                                15,369
                                           -------------
COMMUNICATIONS (3.4%)
  170,000  Comcast Corp. Class A Special         2,741
  166,700  Matav-Cable Systems Media ADR         2,584  (2)
                                           -------------
                                                 5,325
                                           -------------
CONSUMER GOODS & SERVICES (4.8%)
   30,000  Kimberly-Clark                        2,351
   29,400  Procter & Gamble                      2,613
   85,000  Viacom Inc. Class B                   2,678  (2)
                                           -------------
                                                 7,642
                                           -------------
DIVERSIFIED (2.6%)
   77,000  CasTech Aluminum Group                1,559  (2)
   60,000  Tyco International                    2,535
                                           -------------
                                                 4,094
                                           -------------
ENERGY (1.9%)
   75,000  Noble Affiliates                      3,009
                                           -------------
FINANCIAL SERVICES (3.1%)
   75,000  Federal National Mortgage
            Association                          2,325
   60,000  Travelers Group                       2,603
                                           -------------
                                                 4,928
                                           -------------
FOOD & BEVERAGE (1.7%)
  122,000  Whitman Corp.                         2,730
                                           -------------
FURNISHINGS (1.8%)
  100,000  Leggett & Platt                       2,850
                                           -------------
HEALTH CARE (3.6%)
   50,000  Johnson & Johnson                     2,463
   55,000  Warner-Lambert                        3,272
                                           -------------
                                                 5,735
                                           -------------

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (3.1%)
  156,600  Polymer Group                   $     2,192  (2)
   40,000  Raychem Corp.                         2,745
                                           -------------
                                                 4,937
                                           -------------
INSURANCE (4.9%)
   79,800  Allmerica Property & Casualty         2,254
  101,600  Equitable Cos.                        2,502
   70,000  ReliaStar Financial                   3,089
                                           -------------
                                                 7,845
                                           -------------
OIL & GAS (6.2%)
  170,000  ENSERCH Corp.                         3,421
  200,000  Enserch Exploration                   1,825  (2)
   80,000  Louisiana Land & Exploration          4,550
                                           -------------
                                                 9,796
                                           -------------
PACKAGING & CONTAINERS (1.2%)
   63,000  Sonoco Products                       1,866
                                           -------------
PAPER & FOREST PRODUCTS (1.8%)
   50,000  Mead Corp.                            2,863
                                           -------------
RAILROADS (2.5%)
  129,600  Illinois Central                      3,920
                                           -------------
RECYCLING (1.5%)
  150,000  IMCO Recycling                        2,381
                                           -------------
RETAIL STORES (5.6%)
   60,000  May Department Stores                 2,730
   62,000  Nordstrom, Inc.                       2,418
   95,000  Price/Costco                          1,888  (2)
   60,000  Rite Aid                              1,913
                                           -------------
                                                 8,949
                                           -------------
TECHNOLOGY (5.7%)
   60,000  Digital Equipment                     2,318  (2)
   76,000  Hewlett-Packard                       3,325
   41,500  Intel Corp.                           3,312
                                           -------------
                                                 8,955
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
TELECOMMUNICATIONS (11.6%)
   86,000  Airtouch Communications         $     2,365  (2)
   60,000  AT&T Corp.                            3,150
   35,000  Cabletron Systems                     2,135  (2)
  167,500  Jones Intercable Inc. Class A         2,136  (2)
  230,000  Metromedia International Group        2,587  (2)
   52,000  Southern New England
            Telecommunications                   1,983
   50,000  Telephone & Data Systems              2,131
   90,000  WorldCom Inc.                         1,890  (2)
                                           -------------
                                                18,377
                                           -------------
TRANSPORTATION (1.2%)
  103,700  Stolt-Nielsen ADR                     1,828
                                           -------------
UTILITIES (2.1%)
  121,300  Brooklyn Union Gas                    3,290
                                           -------------
           TOTAL COMMON STOCKS (COST
            $126,656)                          149,899
                                           -------------
Principal
 Amount
---------
U.S. TREASURY SECURITIES (5.3%)
$8,520,000 U.S. Treasury Bills, 4.85% -
            5.05%, due 9/5/96 - 10/24/96
            (COST $8,497)                        8,497(3)
                                           -------------
           TOTAL INVESTMENTS (99.9%)
            (COST $135,153)                    158,396(4)
           Cash, receivables and other
            assets, less liabilities
            (0.1%)                                  89
                                           -------------
           TOTAL NET ASSETS (100.0%)         $ 158,485
                                           -------------

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Managers Trust and Global Managers Trust
1)Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger&Berman International Portfolio which are valued at the last available bid price. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity at the time of purchase may be valued at cost which, when combined with interest earned, approximates market value.
2)Non-income producing security.
3)At cost, which approximates market value.
4)At August 31, 1996, selected Portfolio information on a Federal income tax basis was as follows:

                                                 GROSS          GROSS
                                              UNREALIZED      UNREALIZED   NET UNREALIZED
NEUBERGER&BERMAN                COST         APPRECIATION    DEPRECIATION   APPRECIATION
                           ---------------  ---------------  ------------  ---------------
FOCUS PORTFOLIO            $   838,896,000  $  306,179,000   $20,483,000   $  285,696,000
GENESIS PORTFOLIO              199,260,000      65,714,000     4,556,000       61,158,000
GUARDIAN PORTFOLIO           5,253,794,000   1,160,256,000   136,551,000    1,023,705,000
MANHATTAN PORTFOLIO            497,446,000     113,133,000    30,554,000       82,579,000
PARTNERS PORTFOLIO           1,781,852,000     268,475,000    45,461,000      223,014,000
SOCIALLY RESPONSIVE
PORTFOLIO                      135,180,000      26,389,000     3,173,000       23,216,000

5)Affiliated Issuer (see Note E of Notes to Financial Statements).
6)Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1996, these securities amounted to $15,843,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio and $4,369,000 or 7.7% of net assets for Neuberger&Berman International Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                  (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                               EQUITY MANAGERS TRUST
                                                    -------------------------------------------
                                                        FOCUS         GENESIS       GUARDIAN
(000'S OMITTED)                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $  1,124,592   $    260,418   $  5,874,140
          Non-controlled affiliated issuers                   --             --        403,359
                                                    -------------------------------------------
                                                       1,124,592        260,418      6,277,499
      Cash                                                    95             50             69
      Deferred organization costs (Note A)                    17              4             49
      Dividends and interest receivable                      982            112          6,667
      Prepaid expenses and other assets                       35              9            180
      Receivable for securities sold                       1,077            792          4,294
                                                    -------------------------------------------
                                                       1,126,798        261,385      6,288,758
                                                    -------------------------------------------
LIABILITIES
      Net payable for forward foreign currency
        exchange contracts purchased (Note C)                 --             --             --
      Payable for collateral on securities loaned
        (Note A)                                              --             --         35,520
      Payable for securities purchased                     3,863          1,319         18,006
      Payable for variation margin (Note A)                   --             --             --
      Payable to investment manager (Note B)                 479            156          2,326
      Accrued expenses                                        85             46            364
                                                    -------------------------------------------
                                                           4,427          1,521         56,216
                                                    -------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  1,122,371   $    259,864   $  6,232,542
                                                    -------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $    836,281   $    198,643   $  5,207,522
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, translation of assets and
        liabilities in foreign currencies, and
        foreign currency contracts                       286,090         61,221      1,025,020
                                                    -------------------------------------------
NET ASSETS                                          $  1,122,371   $    259,864   $  6,232,542
                                                    -------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $    838,502   $    199,197   $  4,820,642
Non-controlled affiliated issuers                             --             --        431,837
                                                    -------------------------------------------
      Total cost of investments                     $    838,502   $    199,197   $  5,252,479
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1996
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                EQUITY MANAGERS TRUST
                                                        TRUST      -------------------------------------------
                                                    -------------                                  SOCIALLY
                                                    INTERNATIONAL    MANHATTAN      PARTNERS      RESPONSIVE
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ----------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   57,765     $    580,025   $  2,004,866   $   158,396
          Non-controlled affiliated issuers                 --               --             --            --
                                                    ----------------------------------------------------------
                                                        57,765          580,025      2,004,866       158,396
      Cash                                                  19               --             49             8
      Deferred organization costs (Note A)                  32               19             34            17
      Dividends and interest receivable                     79              133          1,710           168
      Prepaid expenses and other assets                      1               22             73             3
      Receivable for securities sold                        --               --          3,761            --
                                                    ----------------------------------------------------------
                                                        57,896          580,199      2,010,493       158,592
                                                    ----------------------------------------------------------
LIABILITIES
      Net payable for forward foreign currency
        exchange contracts purchased (Note C)               35               --             --            --
      Payable for collateral on securities loaned
        (Note A)                                            --           10,790             --            --
      Payable for securities purchased                     712            1,618          9,975            --
      Payable for variation margin (Note A)                 49               --             --            --
      Payable to investment manager (Note B)                39              259            802            73
      Accrued expenses                                      78              106            113            34
                                                    ----------------------------------------------------------
                                                           913           12,773         10,890           107
                                                    ----------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   56,983     $    567,426   $  1,999,603   $   158,485
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   50,339     $    484,790   $  1,771,647   $   135,242
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, translation of assets and
        liabilities in foreign currencies, and
        foreign currency contracts                       6,644           82,636        227,956        23,243
                                                    ----------------------------------------------------------
NET ASSETS                                          $   56,983     $    567,426   $  1,999,603   $   158,485
                                                    ----------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   50,943     $    497,389   $  1,776,910   $   135,153
Non-controlled affiliated issuers                           --               --             --            --
                                                    ----------------------------------------------------------
      Total cost of investments                     $   50,943     $    497,389   $  1,776,910   $   135,153
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------


                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------
                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    15,806    $     1,711    $    82,054
      Dividend income -- non-controlled affiliated
        issuers                                              --             --          2,834
      Interest income                                     1,599            263         40,556
      Foreign taxes withheld (Note A)                      (101)            --         (1,170)
                                                    ------------------------------------------
        Total income                                     17,304          1,974        124,274
                                                    ------------------------------------------
    Expenses:
      Investment advisory/management fee (Note B)         5,565          1,506         25,172
      Accounting fees                                        10             10             10
      Administration fee (Note B)                            --             --             --
      Amortization of deferred organization and
        initial offering expenses (Note A)                    8              2             26
      Auditing fees                                          41             22             50
      Custodian fees (Note B)                               229             94            872
      Insurance expense                                      24              4            113
      Legal fees                                             15             15             14
      Trustees' fees and expenses                            20              7             75
      Miscellaneous                                           2             20              8
                                                    ------------------------------------------
        Total expenses                                    5,914          1,680         26,340
      Deduct -- expenses reimbursed by investment
        adviser (Note B)                                     --             --             --
      Fee waived by the investment manager (Note
        B)                                                   --           (177)            --
                                                    ------------------------------------------
        Total net expenses                                5,914          1,503         26,340
                                                    ------------------------------------------
        Net investment income                            11,390            471         97,934
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                       51,999          5,660        322,951
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --         (8,835)
    Net realized loss on option contracts written
      (Note A)                                             (298)            --         (6,706)
    Net realized gain on financial futures
      contracts (Note A)                                     --             --             --
    Net realized gain on foreign currency
      transactions (Note A)                                  --             --             --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                        (21,728)        27,635       (111,192)
    Change in net unrealized appreciation
      (depreciation) of financial futures
      contracts (Note A)                                     --             --             --
                                                    ------------------------------------------
        Net gain (loss) on investments                   29,973         33,295        196,218
                                                    ------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    41,363    $    33,766    $   294,152
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1996
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                  EQUITY MANAGERS TRUST
                                                       TRUST       ------------------------------------------------
                                                    ------------                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                    ---------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $       698      $       4,391     $     29,261    $    1,814
      Dividend income -- non-controlled affiliated
        issuers                                              --                 --               --            --
      Interest income                                       183                246            3,659           325
      Foreign taxes withheld (Note A)                       (93)              (103)            (150)           --
                                                    ---------------------------------------------------------------
        Total income                                        788              4,534           32,770         2,139
                                                    ---------------------------------------------------------------
    Expenses:
      Investment advisory/management fee (Note B)           327              3,402            8,868           704
      Accounting fees                                        10                 10               10            10
      Administration fee (Note B)                            17                 --               --            --
      Amortization of deferred organization and
        initial offering expenses (Note A)                   12                  9               18             7
      Auditing fees                                          30                 40               43            19
      Custodian fees (Note B)                               123                197              349            69
      Insurance expense                                       1                 17               43             2
      Legal fees                                             42                 15               14            14
      Trustees' fees and expenses                            39                 13               28             7
      Miscellaneous                                           2                  2                3            --
                                                    ---------------------------------------------------------------
        Total expenses                                      603              3,705            9,376           832
      Deduct -- expenses reimbursed by investment
        adviser (Note B)                                    (48)                --               --            --
      Fee waived by the investment manager (Note
        B)                                                   --                 --               --            --
                                                    ---------------------------------------------------------------
        Total net expenses                                  555              3,705            9,376           832
                                                    ---------------------------------------------------------------
        Net investment income                               233                829           23,394         1,307
                                                    ---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                          260             63,165          240,765        11,385
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             (3,656)              --            --
    Net realized loss on option contracts written
      (Note A)                                               --                 --               --            --
    Net realized gain on financial futures
      contracts (Note A)                                    283                 --               --            --
    Net realized gain on foreign currency
      transactions (Note A)                                  66                 --               --            --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                          4,239            (74,167)         (30,217)        9,035
    Change in net unrealized appreciation
      (depreciation) of financial futures
      contracts (Note A)                                   (275)                --               --            --
                                                    ---------------------------------------------------------------
        Net gain (loss) on investments                    4,573            (14,658)         210,548        20,420
                                                    ---------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $     4,806      $     (13,829)    $    233,942    $   21,727
                                                    ---------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                             EQUITY MANAGERS
                                                                  TRUST

                                                    FOCUS                      GENESIS
                                                  PORTFOLIO                   PORTFOLIO
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1996          1995          1996          1995
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     11,390  $      7,496  $        471  $        335
    Net realized gain (loss) on
      investments sold                          51,701        50,732         5,660         6,666
    Change in net unrealized
      appreciation of investments              (21,728)      139,750        27,635        17,448
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          41,363       197,978        33,766        24,449
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  231,514       157,842       110,968        34,636
    Reductions                                (119,679)      (31,658)      (27,030)      (55,494)
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       111,835       126,184        83,938       (20,858)
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          153,198       324,162       117,704         3,591
NET ASSETS:
    Beginning of year                          969,173       645,011       142,160       138,569
                                          ------------------------------------------------------
    End of year                           $  1,122,371  $    969,173  $    259,864  $    142,160
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                               EQUITY MANAGERS             GLOBAL MANAGERS             EQUITY MANAGERS
                                                    TRUST                       TRUST                       TRUST

                                                   GUARDIAN                 INTERNATIONAL                 MANHATTAN
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              1996          1995          1996          1995          1996          1995
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     97,934  $     53,790  $        233  $        328  $        829  $      2,206
    Net realized gain (loss) on
      investments sold                         307,410       124,394           609        (1,230)       59,509        44,742
    Change in net unrealized
      appreciation of investments             (111,192)      627,968         3,964         2,468       (74,167)       85,917
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         294,152       806,152         4,806         1,566       (13,829)      132,865
                                          ----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                1,540,028     1,413,464        30,618        21,185        70,833        75,821
    Reductions                                (214,834)      (86,756)       (4,847)       (2,397)     (134,984)      (85,015)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     1,325,194     1,326,708        25,771        18,788       (64,151)       (9,194)
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        1,619,346     2,132,860        30,577        20,354       (77,980)      123,671
NET ASSETS:
    Beginning of year                        4,613,196     2,480,336        26,406         6,052       645,406       521,735
                                          ----------------------------------------------------------------------------------
    End of year                           $  6,232,542  $  4,613,196  $     56,983  $     26,406  $    567,426  $    645,406
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                             EQUITY MANAGERS
                                                                  TRUST

                                                                               SOCIALLY
                                                   PARTNERS                   RESPONSIVE
                                                  PORTFOLIO                   PORTFOLIO
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1996          1995          1996          1995
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     23,394  $     15,524  $      1,307  $        925
    Net realized gain (loss) on
      investments sold                         240,765       165,254        11,385         1,842
    Change in net unrealized
      appreciation of investments              (30,217)      109,257         9,035        12,075
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         233,942       290,035        21,727        14,842
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  309,196       100,895        45,974        21,008
    Reductions                                (167,061)     (107,688)       (5,963)       (9,789)
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       142,135        (6,793)       40,011        11,219
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          376,077       283,242        61,738        26,061
NET ASSETS:
    Beginning of year                        1,623,526     1,340,284        96,747        70,686
                                          ------------------------------------------------------
    End of year                           $  1,999,603  $  1,623,526  $    158,485  $     96,747
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus," formerly Neuberger& Berman Selected Sectors Portfolio), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger& Berman Manhattan Portfolio ("Manhattan"), Neuberger&Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio ("International," formerly International Portfolio) is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These seven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The trustees of Managers Trust changed the name of Neuberger& Berman Selected Sectors Portfolio to Neuberger&Berman Focus Portfolio, effective January 1, 1995. The trustees of Global changed the name of International Portfolio to Neuberger&Berman International Portfolio, effective November 1, 1995. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust. Global currently has only one Portfolio.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios, with the exception of International which has no specific limitation, have restrictions limiting the portion of their net assets which may be committed to these types of contracts to 5% of their net assets. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust and Global also intend to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $16,728, $3,687, $49,070, $32,418, $18,675, $34,014, and $17,095, for Focus, Genesis, Guardian,
   International, Manhattan, Partners, and Socially Responsive, respectively.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10)CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option expires, is exercised or is closed, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of Option Transactions for the Year Ended August 31, 1996:

                                                    VALUE
                                                    WHEN
FOCUS                                 NUMBER       WRITTEN
------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/95            850     $   737,316
CONTRACTS WRITTEN                      3,800       1,705,364
CONTRACTS EXPIRED                     (2,300 )      (281,841)
CONTRACTS EXERCISED                     (500 )      (154,745)
CONTRACTS CLOSED                      (1,850 )    (2,006,094)
                                     -----------------------
CONTRACTS OUTSTANDING 8/31/96              0     $         0
                                     -----------------------

                                                         VALUE
GUARDIAN                               NUMBER         WHEN WRITTEN
------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/95             8,650       $  7,625,995
CONTRACTS WRITTEN                        16,150          9,878,556
CONTRACTS EXPIRED                             0                  0
CONTRACTS EXERCISED                      (7,650)        (2,570,511)
CONTRACTS CLOSED                        (17,150)       (14,934,040)
                                     -----------------------------
CONTRACTS OUTSTANDING 8/31/96                 0       $          0
                                     -----------------------------

11)FINANCIAL FUTURES CONTRACTS: International may buy and sell financial futures contracts for hedging and non-hedging purposes; Socially Responsive may buy and sell financial futures contracts for hedging purposes only. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolio as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term and may affect the timing of some capital gains and losses realized by the Portfolio. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
        At August 31, 1996, open positions in financial futures contracts for International were as follows:

                 OPEN                 UNREALIZED
EXPIRATION    CONTRACTS    POSITION   DEPRECIATION
-------------------------------------------------
 December     30 Nikkei
   1996        Futures       Long      $ 143,250

      At August 31, 1996, the Portfolio had deposited $155,000 U.S. Treasury Bills due 10/17/96 in a segregated account to cover margin requirements on open financial future contracts.
12)SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the supervision of the Trusts' Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, L.P. ("Neuberger"), the Portfolios' principal broker, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1996, Focus, Guardian, Manhattan, and Partners lent securities to Neuberger. At August 31, 1996, cash collateral received by Guardian and Manhattan was equal to or in excess of 100% of the market value of the loaned securities.
13)REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- ADMINISTRATION AND ADVISORY/MANAGEMENT FEES AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and International) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Fund to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   Prior to November 1, 1995, International had retained BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a partnership jointly owned by Banque Nationale de Paris ("BNP") and Neuberger, as its investment adviser. For such investment advisory services, International paid BNP-N&B Global a fee at the annual rate of 0.50% of the first $250 million of that Portfolio's average daily net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, and 0.425% of average daily net assets in excess of $750 million. For the period from September 1, 1995 to October 31, 1995, International paid $24,032 for such services. Additionally, under a separate Administration Agreement ("Portfolio Administration Agreement"), which was in effect through October 31, 1995, International had retained Management to provide certain administrative services. Pursuant to the Portfolio Administration Agreement, International paid Management a fee at the annual rate of 0.10% of the first $250 million of that Portfolio's average daily net assets, 0.08% of the next $250 million, 0.06% of the next $250 million, and 0.04% of average daily net assets in excess of $750 million. The minimum administration fee was $100,000 per annum. For the period from September 1, 1995, to October 31, 1995, the Portfolio paid $16,666 for such services.
   Prior to November 1, 1995, BNP-N&B Global had voluntarily undertaken to reimburse International for its operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") that exceeded 0.70% per annum of that Portfolio's average daily net assets. For the period from September 1, 1995, to October 31, 1995, BNP-N&B Global reimbursed International $48,443. Effective November 1, 1995 the above expense limitation was terminated.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also partners of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, is less than .01% of each Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During  the  year  ended  August  31,  1996,  there  were  purchase  and sale transactions (excluding short-term securities, forward foreign currency contracts, financial futures contracts, and option contracts written) as follows:

                                        PURCHASES          SALES
---------------------------------------------------------------------
FOCUS                                $   527,099,223  $   416,382,149
GENESIS                                  111,738,992       35,561,645
GUARDIAN                               3,665,028,039    1,883,081,464
INTERNATIONAL                             39,462,298       16,976,012
MANHATTAN                                336,006,035      397,529,041
PARTNERS                               1,715,861,680    1,705,874,758
SOCIALLY RESPONSIVE                      101,143,798       65,018,616

   At August 31, 1996, International had entered into various contracts to deliver currencies at specified future dates. Open contracts were as follows:

                                                                                   NET
                                                                               UNREALIZED
                      CONTRACTS TO  IN EXCHANGE    SETTLEMENT                 APPRECIATION
SALES                   DELIVER         FOR           DATE         VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------
German Mark             1,426,300   $    943,320      10/1/96   $    965,598  $    (22,278)
French Franc            4,919,700        975,899     11/13/96        974,603         1,296
German Mark             1,451,500        982,735     11/15/96        985,630        (2,895)
Swiss Franc             1,163,900        973,975     11/15/96        976,272        (2,297)
British Pound             663,526      1,027,138     11/22/96      1,035,664        (8,526)
                                    $  4,903,067                $  4,937,767  $    (34,700)
                                    ------------                ---------------------------

   During the year ended August 31, 1996, there were brokerage commissions on securities paid to Neuberger and other brokers (none of which was paid to BNP) as follows:

                                        NEUBERGER      OTHER BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                $      583,212   $       582,639  $     1,165,851
GENESIS                                      95,999           110,151          206,150
GUARDIAN                                  3,542,127         3,344,463        6,886,590
INTERNATIONAL                                 5,485           177,850          183,335
MANHATTAN                                   543,020           397,304          940,324
PARTNERS                                  2,741,666         1,956,188        4,697,854
SOCIALLY RESPONSIVE                         124,879            83,955          208,834

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1996, from the collateralization of securities loaned to or through Neuberger was $330,001, $2,129,341, $186,163, and $118,041, for
Focus, Guardian, Manhattan, and Partners, respectively.

NOTE D -- LINE OF CREDIT:
   Genesis had an unsecured $10,000,000 bank line of credit with Morgan Guaranty Trust Company of New York ("Morgan"), which expired on August 31, 1996, to be used only as a temporary measure for extraordinary or emergency purposes. Borrowings under this agreement would have borne interest at a rate based on the Morgan Bid Rate Program. For this line of credit, Genesis was assessed an annual facility fee of .2% of the available line of credit. No compensating balances were required. There were no loans outstanding pursuant to this line of credit at August 31, 1996, nor did Genesis utilize the line of credit at anytime. Beginning August 31, 1996, Genesis established a $20,000,000 unsecured line of credit with State Street Bank and Trust Company for the same purpose. Any borrowings under this agreement will bear interest at the overnight Federal Funds Rate plus .75% per annum. For this line of credit, Genesis is assessed a facility fee of .1% per annum.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

GUARDIAN
                       BALANCE OF      GROSS                     BALANCE OF
                      SHARES HELD    PURCHASES    GROSS SALES   SHARES HELD
                       AUGUST 31,       AND           AND        AUGUST 31,   VALUE AUGUST
NAME OF ISSUER:           1995       ADDITIONS     REDUCTIONS       1996        31, 1996
------------------------------------------------------------------------------------------
Coltec Industries       2,765,000     2,013,900             0     4,778,900   $71,683,500
Fingerhut Cos.          1,465,000     1,776,700             0     3,241,700    43,357,737
Foundation Health       2,230,000       790,000             0     3,020,000    90,600,000
Healthsource Inc.               0     4,190,000             0     4,190,000    62,850,000
Hospitality
 Properties Trust               0     1,458,900        16,300     1,442,600    38,589,550
J & L Specialty
 Steel                          0     3,278,200             0     3,278,200    44,665,475
USFreightways Corp.             0     1,257,000             0     1,257,000    26,082,750
Zeigler Coal Holding      565,500     1,136,500             0     1,702,000    25,530,000


MANHATTAN
                       BALANCE OF      GROSS                     BALANCE OF
                      SHARES HELD    PURCHASES    GROSS SALES   SHARES HELD
                       AUGUST 31,       AND           AND        AUGUST 31,   VALUE AUGUST
NAME OF ISSUER:           1995       ADDITIONS     REDUCTIONS       1996        31, 1996
------------------------------------------------------------------------------------------
Spaghetti Warehouse       404,000        0            404,000        0             $0

*AFFILIATED  ISSUERS, AS DEFINED IN  THE 1940 ACT, INCLUDE  ISSUERS IN WHICH THE
 PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   EQUITY MANAGERS TRUST
                                                FOCUS                                               GENESIS
                                              PORTFOLIO                                            PORTFOLIO
                                                               Period from                                          Period from
                                                                August 2,                                            August 2,
                                                                   1993                                                 1993
                                                               (Commencement                                        (Commencement
                                                                    of                                                   of
                                                               Operations)                                          Operations)
                                                                    to                                                   to
                                 Year Ended August 31,          August 31,           Year Ended August 31,           August 31,
                             1996        1995        1994          1993          1996        1995        1994           1993
                           -----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                     .54%        .57%        .58%       .58%(1)         .85%(2)      .94%(2)       .98%     1.07%(1)
                           -----------------------------------------------------------------------------------------------------
    Net Investment Income       1.04%       1.05%       1.16%      1.46%(1)         .27%(2)      .25%(2)       .18%      .37%(1)
                           -----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           39%         36%         52%         4%             21%         37%          63%          3%
                           -----------------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                        $0.0578          --          --         --         $0.0576          --           --          --
                           -----------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)              $1,122.4      $969.2      $645.0     $574.0          $259.9      $142.2       $138.6      $118.6
                           -----------------------------------------------------------------------------------------------------

1) Annualized.

2) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                               Year Ended August 31,
GENESIS                       1996               1995
------------------------------------------------------------
Expenses                      .95%               .97%
Net Investment Income         .17%               .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        EQUITY MANAGERS TRUST                          GLOBAL MANAGERS TRUST
                                               GUARDIAN                                    INTERNATIONAL
                                              PORTFOLIO                                      PORTFOLIO
                                                               Period from
                                                                August 2,
                                                                   1993                                  Period from
                                                               (Commencement                            June 15, 1994
                                                                    of                                  (Commencement
                                                               Operations)                              of Operations)
                                                                    to         Year Ended August 31,          to
                                 Year Ended August 31,          August 31,                                August 31,
                             1996        1995        1994          1993          1996         1995           1994
                           -------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                     .46%        .48%        .50%       .51%(1)         1.37%(2)        .70%(2)      .70%(1,2)
                           -------------------------------------------------------------------------------------------
    Net Investment Income       1.72%       1.72%       1.66%      2.45%(1)          .58%(2)       1.74%(2)     1.63%(1,2)
                           -------------------------------------------------------------------------------------------
Portfolio Turnover Rate           37%         26%         24%         3%              45%          41%         5%
                           -------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                        $0.0580          --          --         --          $0.0150           --         --
                           -------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)              $6,232.5    $4,613.2    $2,480.3   $1,777.6            $57.0        $26.4       $6.1
                           -------------------------------------------------------------------------------------------

1) Annualized.

2) After reimbursement of expenses by the investment adviser as described in Note B of Notes to Financial Statements. Had the investment adviser not undertaken such action the annualized ratios of expenses and net investment income (loss) to average daily net assets would have been 1.49% and .46%, respectively, for the year ended August 31, 1996, 2.24% and .20%, respectively, in 1995, and 2.50% and (.17%), respectively, in 1994.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  EQUITY MANAGERS TRUST
                                              MANHATTAN                                           PARTNERS
                                              PORTFOLIO                                          PORTFOLIO
                                                               Period from                                        Period from
                                                                August 2,                                          August 2,
                                                                   1993                                               1993
                                                               (Commencement                                      (Commencement
                                                                    of                                                 of
                                                               Operations)                                        Operations)
                                                                    to                                                 to
                                 Year Ended August 31,          August 31,          Year Ended August 31,          August 31,
                             1996        1995        1994          1993         1996        1995        1994          1993
                           ---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                     .58%        .59%        .59%       .59%(1)         .51%        .53%        .54%       .54%(1)
                           ---------------------------------------------------------------------------------------------------
    Net Investment Income        .13%        .42%        .53%       .55%(1)        1.26%       1.13%        .75%      1.19%(1)
                           ---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           53%         44%         50%         3%             96%         98%         75%         8%
                           ---------------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                        $0.0373          --          --         --         $0.0494          --          --         --
                           ---------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)                $567.4      $645.4      $521.7     $536.8        $1,999.6    $1,623.5    $1,340.3   $1,182.1
                           ---------------------------------------------------------------------------------------------------

1) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      EQUITY MANAGERS TRUST
                                                       SOCIALLY RESPONSIVE
                                                            PORTFOLIO
                                                                       Period from
                                                                        March 14,
                                                                           1994
                                                                       (Commencement
                                                                            of
                                                                       Operations)
                                                                            to
                                               Year Ended August 31,    August 31,
                                                 1996        1995          1994
                                               ------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                         .65%        .68%       .69%(1)
                                               ------------------------------------
    Net Investment Income                           1.02%       1.18%      1.33%(1)
                                               ------------------------------------
Portfolio Turnover Rate                               53%         58%        14%
                                               ------------------------------------
Average Commission Rate Paid                     $0.0587          --         --
                                               ------------------------------------
Net Assets, End of Year (in millions)             $158.5       $96.7      $70.7
                                               ------------------------------------

1) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio and
Neuberger&Berman Socially Responsive Portfolio

   We have audited the accompanying statements of assets and liabilities of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio (collectively the "Portfolios"), including the schedules of investments, as of August 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio as of August 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 4, 1996

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series comprising Equity Managers Trust (the "Trust"), as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      /s/ Ernst & Young LLP
October 3, 1996

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Global Managers Trust and Owners of Beneficial Interest of
Neuberger&Berman International Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger&Berman International Portfolio, a series of Global Managers Trust (the "Trust"), as of August 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger&Berman International Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ Ernst & Young

Grand Cayman,
Cayman Islands
October 3, 1996

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, L.P.
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Ernst & Young
One Capital Place
Shedden Road
George Town
Grand Cayman, Cayman Islands

Neuberger&Berman Management Inc., Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger&Berman Guardian Fund, Neuberger&Berman International Fund, Neuberger&Berman Manhattan Fund, Neuberger&Berman Partners Fund, and Neuberger&Berman Socially Responsive Fund are registered service marks of Neuberger&Berman Management Inc.
-C- 1996 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/                GLOBAL MANAGERS
NEUBERGER&BERMAN                      TRUST
EQUITY FUNDS                          Stanley Egener
Stanley Egener                        CHAIRMAN OF THE BOARD AND TRUSTEE
 CHAIRMAN OF THE BOARD AND TRUSTEE    Lawrence Zicklin
Lawrence Zicklin                      PRESIDENT
 PRESIDENT AND TRUSTEE                Howard A. Mileaf
Faith Colish                          TRUSTEE
 TRUSTEE                              John T. Patterson, Jr.
Donald M. Cox                         TRUSTEE
 TRUSTEE                              John P. Rosenthal
Alan R. Gruber                        TRUSTEE
 TRUSTEE                              Daniel J. Sullivan
Howard A. Mileaf                      VICE PRESIDENT
 TRUSTEE                              Michael J. Weiner
Edward I. O'Brien                     VICE PRESIDENT
 TRUSTEE                              Richard Russell
John T. Patterson, Jr.                TREASURER
 TRUSTEE                              Claudia A. Brandon
John P. Rosenthal                     SECRETARY
 TRUSTEE                              Barbara DiGiorgio
Cornelius T. Ryan                     ASSISTANT TREASURER
 TRUSTEE                              Jacqueline Henning
Gustave H. Shubert                    ASSISTANT TREASURER
 TRUSTEE                              Celeste Wischerth
Daniel J. Sullivan                    ASSISTANT TREASURER
 VICE PRESIDENT                       Stacy Cooper-Shugrue
Michael J. Weiner                     ASSISTANT SECRETARY
 VICE PRESIDENT                       Lenore Joan McCabe
Richard Russell                       ASSISTANT SECRETARY
 TREASURER                            C. Carl Randolph
Claudia A. Brandon                    ASSISTANT SECRETARY
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

   For Neuberger&Berman Guardian Fund 62% of the dividends distributed during the fiscal year ended August 31, 1996 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 1997 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1996 income tax returns.
   Neuberger&Berman International Fund has elected to pass through to its shareholders the credit for taxes paid to foreign countries. For the fiscal year ended August 31, 1996 the Fund had $95,461 of such credits. In January 1997, each shareholder will receive a 1996 Form 1099 which will provide specific information for preparing tax returns.

Neuberger&Berman Management Inc.

   605 THIRD AVENUE 2ND FLOOR
   NEW YORK, NY 10158-0180
   SHAREHOLDER SERVICES
   800.877.9700
   INSTITUTIONAL SERVICES
   800.366.6264


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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